UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|    Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|    Definitive Proxy Statement
|_|    Definitive Additional Materials
|_|    Soliciting Material Pursuant to ss.240.14a-12

                             Four Oaks Fincorp, Inc.
                             -----------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|    No fee required.
|_|    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)    Title of each class of securities to which transaction applies:

       (2)    Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)    Proposed maximum aggregate value of transaction:

       (5)    Total fee paid:

|_|    Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1)    Amount Previously Paid:
       (2)    Form, Schedule or Registration Statement No.:
       (3)    Filing Party:
       (4)    Date Filed:

                             Four Oaks Fincorp, Inc.


                                  April 6, 2009




Dear Shareholder:

       Accompanying this letter is the Notice of Annual Meeting, Proxy Statement, Summary 2008 Annual Report to Shareholders and proxy for Four Oaks Fincorp, Inc.'s Annual Meeting. Whether or not you plan to attend the meeting in person, please submit voting instructions for your shares promptly using the directions on your proxy card to vote by one of the following methods: (1) by telephone, by calling the toll-free telephone number printed on your proxy card;
(2) over the Internet, by accessing the website address printed on your proxy card; or (3) by marking, dating and signing your proxy card and returning it in the accompanying postage-paid envelope. If you do attend, you can revoke your proxy and vote in person.

       The Annual Meeting will begin at 7:00 p.m. on Monday, May 11, 2009, in the cafeteria of Four Oaks Elementary School, located at 180 West Hatcher Street, Four Oaks, North Carolina. At the Annual Meeting, our shareholders will elect the board of directors for the coming year, vote on shareholder proposal to stop awarding stock options and transact any other business properly brought before the meeting.

       In compliance with applicable regulations, our company's financial statements and other required disclosures are presented in the Annual Report on Form 10-K, a copy of which follows the Proxy Statement, and which reflects our company's financial condition as of December 31, 2008.

       As mentioned above, we also have included a Summary 2008 Annual Report to Shareholders that contains additional information about our company, including a financial summary, a letter from me to our shareholders, and selected financial data.

       As always, we hope to see you at the Annual Meeting, and please remember to vote your shares as directed on your proxy card provided as soon as possible.

                                         Sincerely yours,

                                         /s/ Ayden R. Lee, Jr.
                                         ---------------------
                                         Ayden R. Lee, Jr.
                                         Chairman, Chief Executive Officer,
                                         and President

                             FOUR OAKS FINCORP, INC.

                                6114 US 301 South
                         Four Oaks, North Carolina 27524

      ---------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                              Monday, May 11, 2009

      ---------------------------------------------------------------------

       You are cordially invited to attend the Annual Meeting of Shareholders of Four Oaks Fincorp, Inc., which will be held on Monday, May 11, 2009 at 7:00 p.m., local time, in the cafeteria of Four Oaks Elementary School, located at 180 West Hatcher Street, Four Oaks, North Carolina, for the following purposes:

              (1) To elect the persons listed in the accompanying Proxy Statement to the board of directors of Four Oaks Fincorp, Inc.;

              (2) To vote on a shareholder proposal to stop awarding stock options; and

              (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

       Shareholders of record at the close of business on March 26, 2009 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments thereof.

       A copy of the Annual Report on Form 10-K, containing financial statements of Four Oaks Fincorp, Inc., for the year ended December 31, 2008, is enclosed herewith.

Your vote is very important. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, please complete and return the proxy card as soon as possible in the envelope provided for that purpose, OR vote via the Internet or telephone as provided on the proxy card. If you return your card or vote over the internet or telephone and decide to attend the Annual Meeting in person or for any other reason desire to revoke your proxy, you may do so at any time before your proxy is voted.

                           By Order of the Board of Directors
                           /s/ Ayden R. Lee, Jr.
                           ---------------------

                           Ayden R. Lee, Jr.
                           Chairman, Chief Executive Officer, and
                           President

April 6, 2009

                             FOUR OAKS FINCORP, INC.

                                6114 US 301 South
                         Four Oaks, North Carolina 27524

                                 PROXY STATEMENT

       This Proxy Statement, accompanying proxy card, Notice of Annual Meeting of Shareholders, and Summary 2008 Annual Report to Shareholders are being mailed to shareholders on or about April 6, 2009 by Four Oaks Fincorp, Inc. in connection with the solicitation of proxies by our board of directors for use at the Annual Meeting of Shareholders to be held in the cafeteria of Four Oaks Elementary School, located at 180 West Hatcher Street, Four Oaks, North Carolina on Monday, May 11, 2009, at 7:00 p.m., local time, and at all adjournments thereof. All expenses incurred in connection with this solicitation will be paid by us. In addition to solicitation by mail, certain of our officers, directors, and regular employees, who will receive no additional compensation for their services, may solicit proxies by telephone, personal communication, or other means.

         Important Notice Regarding the Availability of Proxy Materials
             For the Shareholder Meeting to Be Held on May 11, 2009

     The Summary 2008 Annual Report to Shareholders and Proxy Statement are also available on the Internet at http://www.cfpproxy.com/5662.

                                 ANNUAL MEETING

Purposes of the Annual Meeting

       The principal purposes of the annual meeting are to (i) elect eight (8) nominees to our board of directors; (ii) vote on a shareholder proposal to stop awarding stock options; and (iii) transact such other business as may properly come before the annual meeting or any adjournments thereof. Our board of directors knows of no matters other than those stated above to be brought before the annual meeting or any adjournments thereof. Nonetheless, the proxyholders named on the enclosed proxy card may vote in accordance with the instructions of the board of directors or, in the absence thereof, in accordance with their discretion, on any other matter properly presented for action of which the board of directors is not now aware.

How You Can Vote

       You may vote shares by proxy or in person using one of the following methods:

              o Voting by Telephone. You may vote using the directions on your proxy card by calling the toll-free telephone number printed on the card. The deadline for voting by telephone is Monday, May 11, 2009, at 3:00 a.m. Eastern time. If you vote by telephone, you need not return your proxy card.

              o Voting by Internet. You may vote over the Internet using the directions on your proxy card by accessing the website address printed on the card. The deadline for voting over the Internet is Monday, May 11, 2009, at 3:00 a.m. Eastern time. If you vote over the Internet, you need not return your proxy card.

              o Voting by Proxy Card. You may vote by completing and returning your signed proxy card. To vote using your proxy card, please mark, date and sign the card and return it by mail in the accompanying postage-paid envelope. You should mail your signed proxy card sufficiently in advance for it to be received by Friday, May 8, 2009.

Proxies

       Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised. Proxies may be revoked by:

       o filing a written notice of revocation with our corporate secretary;

       o duly executing a subsequent proxy and filing it with our corporate secretary before the revoked proxy is exercised;

       o timely submitting new voting instructions by telephone or over the Internet as described above; or

       o      attending the annual meeting and voting in person.

       If the proxy card is signed and returned, but voting directions are not made, the proxy will be voted "FOR" the election of the eight (8) nominees to our board of directors and "AGAINST" the shareholder proposal to stop awarding stock options set forth in the accompanying "Notice of Annual Meeting of Shareholders."

Record Date

       Our board of directors has fixed the close of business on March 26, 2009 as the record date for determination of shareholders entitled to receive notice of and to vote at the annual meeting and all adjournments thereof. As of the close of business on March 26, 2009, we had 6,965,358 shares of common stock outstanding.

Voting Rights

       On all matters to come before the annual meeting, each holder of common stock will be entitled to one (1) vote for each share held. Shareholders do not have the right to vote cumulatively in electing directors.

How You Can Vote Shares Held by a Broker or Other Nominee

       If your shares are held by a broker, bank, custodian or other nominee, you may have received a voting instruction form with this Proxy Statement instead of a proxy card. The voting instruction form is provided on behalf of the broker or other nominee to permit you to give directions to the broker or nominee on how to vote your shares. Please refer to the voting instruction form or contact the broker or nominee to determine the voting methods available to you.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

       The following table sets forth certain information as of March 26, 2009 regarding shares of our common stock beneficially owned by: (i) each director;
(ii) each director nominee; (iii) each executive officer named in the Summary Compensation Table in this Proxy Statement; and (iv) all current directors and executive officers as a group. As of March 26, 2009, we are not aware of any person who beneficially owns more than five percent (5%) of our common stock. The business address for each of the persons listed below is 6114 US 301 South, Four Oaks, North Carolina 27524. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent that such power may be shared with a spouse. Fractional share amounts are rounded off to the nearest whole number.

--------------------------------------- ------------------------------- --------------------------------
               Name of                       Amount and Nature of
           Beneficial Owner                 Beneficial Ownership(1)           Percent of Class(1)
           ----------------                 -----------------------           -------------------

--------------------------------------- ------------------------------- --------------------------------
Ayden R. Lee, Jr.(2)                                 168,676                           2.4%
--------------------------------------- ------------------------------- --------------------------------
Paula Canaday Bowman(3)                               67,297                           1.0%
--------------------------------------- ------------------------------- --------------------------------
William J. Edwards(4)                                 36,035                              *
--------------------------------------- ------------------------------- --------------------------------
Warren L. Grimes(5)                                   24,168                              *
--------------------------------------- ------------------------------- --------------------------------
Percy Y. Lee(6)                                       66,483                           1.0%
--------------------------------------- ------------------------------- --------------------------------
Dr. R. Max Raynor, Jr.(7)                             23,606                              *
--------------------------------------- ------------------------------- --------------------------------
Clifton L. Painter(8)                                 54,088                              *
--------------------------------------- ------------------------------- --------------------------------
John W. Bullard(9)                                    53,743                              *
--------------------------------------- ------------------------------- --------------------------------
Nancy S. Wise(10)                                     11,194                              *
--------------------------------------- ------------------------------- --------------------------------
W. Leon Hiatt, III(11)                                27,408                              *
--------------------------------------- ------------------------------- --------------------------------
Jeff. D. Pope(12)                                     22,384                              *
--------------------------------------- ------------------------------- --------------------------------
Michael A. Weeks(13)                                  16,520                              *
--------------------------------------- ------------------------------- --------------------------------
All Current Directors and Executive                  571,602                          8.21%
Officers as a Group (12 persons)(14)
--------------------------------------- ------------------------------- --------------------------------

-----------------
*Less than 1%

(1) Based upon 6,965,358 shares of common stock outstanding on March 26, 2009. The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission (the "SEC"). Accordingly, they may include securities owned by or for, among others, the spouse and/or minor children of the individual and any other relative who resides in the home of such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire within 60 days of March 26, 2009 under outstanding stock options. Beneficial ownership may be disclaimed as to certain of the securities.
(2) Includes 14,900 shares subject to stock options which are exercisable within 60 days of March 26, 2009, and 32,725 shares owned by Mr. Lee's spouse who has sole voting and investment power with respect to such shares.
(3) Includes 1,242 shares subject to stock options which are exercisable within 60 days of March 26, 2009, and 47 shares owned by Ms. Bowman's spouse who has sole voting and investment power with respect to such shares.
(4) Includes 1,242 shares subject to stock options which are exercisable within 60 days of March 26, 2009, 2,684 shares owned by Mr. Edwards' spouse who has sole voting and investment power with respect to such shares, and 221 shares held in Mr. Edwards' name as custodian for his granddaughter.
(5) Includes 1,242 shares subject to stock options which are exercisable within 60 days of March 26, 2009, 10,338.1796 shares owned jointly with Mr. Grimes' spouse, and 2,094.0574 shares owned by Mr. Grimes' spouse who has sole voting and investment power with respect to such shares.
(6) Includes 1,242 shares subject to stock options which are exercisable within 60 days of March 26, 2009, and 45,152.7247 shares owned jointly with Mr. Lee's spouse.
(7) Includes 1,242 shares subject to stock options which are exercisable within 60 days of March 26, 2009.
(8) Includes 7,763 shares subject to stock options which are exercisable within 60 days of March 26, 2009, 3,514 shares owned by Mr. Painter's spouse who has sole voting and investment power with respect to such shares, and 601 shares held in Mr. Painter's name as custodian for his child.
(9) Includes 20,777 shares subject to stock options which are exercisable within 60 days of March 26, 2009, and 9,663.6847 shares owned by Mr. Bullard's spouse who has sole voting and investment power with respect to such shares. Mr Bullard disclaims beneficial ownership of the shares held by his spouse.
(10) Includes 7,415 shares subject to stock options which are exercisable within 60 days of March 26, 2009, 1.000 share owned jointly with Ms. Wise's spouse, 52.8164 shares owned by Ms. Wise's spouse who has sole voting and investment power with respect to such shares, and 113.1782 shares held in Ms. Wise's name as custodian for her children.
(11) Includes 7,415 shares subject to stock options which are exercisable within 60 days of March 26, 2009, 212.8704 shares owned by Mr. Hiatt's spouse who has sole voting and investment power with respect to such shares, and 2,043.7006 shares owned by minor children who reside in Mr. Hiatt's home.
(12) Includes 7,415 shares subject to stock options which are exercisable within 60 days of March 26, 2009 and 2,985 shares pledged as security.
(13) Includes 1,242 shares subject to stock options which are exercisable within 60 days of March 26, 2009, 188.6106 shares held in Mr. Weeks' name as custodian for his children and grandchildren.
(14) For all current directors and executive officers as a group, includes a total of 73,137 shares subject to stock options which are exercisable within 60 days of March 26, 2009.

                    INFORMATION ABOUT OUR BOARD OF DIRECTORS

General

       Our board of directors oversees our business and affairs and monitors the performance of management. In accordance with traditional corporate governance principles, our board of directors does not involve itself in day-to-day operations. Instead, directors keep themselves informed through, among other things, discussions with our Chief Executive Officer, other key executives and principal external advisers (legal counsel, outside auditors, investment bankers, and other consultants), reading reports and other materials that are provided to them, and by participating in board and committee meetings. Our directors are elected annually and hold office for a period of one year or until their successors are duly elected and qualified. Our board of directors, in its business judgment, has made an affirmative determination that each of Paula Canaday Bowman, William J. Edwards, Warren L. Grimes, Percy Y. Lee, Dr. R. Max Raynor, Jr., and Michael A. Weeks meet the definition of "independent director" as that term is defined in the Nasdaq Marketplace Rules. William Ashley Turner, who served on the board of directors in 2008, was also determined by the board of directors to meet the definition of "independent director" as that term is defined in the Nasdaq Marketplace Rules.

       There are no family relationships between any of our directors or executive officers. There are no material proceedings to which any of our directors or executive officers, or any of their associates, is a party adverse to us or has a material interest adverse to us.

       To our knowledge, none of our directors or executive officers has been convicted in a criminal proceeding during the last five years (excluding traffic violations or similar misdemeanors), and none of our directors or executive officers was a party to any judicial or administrative proceeding during the last five years (except for any matters that were dismissed without sanction or settlement) that resulted in a judgment, decree, or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Director Compensation

       For 2009, the directors, except Ayden R. Lee, Jr. who is not paid a director's fee, will be paid fees of $1,275.00 per month. In addition, for each board committee meeting attended, the committee chairman will be paid $375.00 and the other directors will be paid $325.00 each. For information concerning our 2008 board compensation, please see the discussion under "Executive Compensation--2008 Director Compensation" below.

Board of Directors Meetings

       During the last fiscal year, our board of directors met twelve (12) regular times. Each incumbent director attended seventy-five percent (75%) or more of the aggregate of the total number of board of directors meetings and the total number of meetings held by all committees of the board of directors on which he or she served. Our independent directors have resolved to hold meetings, separate from management, at least four times a year.

       We do not have a stated policy regarding director attendance at our annual meeting of shareholders, but encourage our directors to attend each annual meeting of shareholders. At last year's annual meeting of shareholders, held on April 28, 2008, all eight (8) directors were present and in attendance.

Board Committees

       Our board of directors has three standing committees: the audit committee, the compensation committee, and the nominating and corporate governance committee.

       The Audit Committee. The audit committee is composed of Warren L. Grimes (chairman), John W. Bullard, William J. Edwards, and Michael A. Weeks and operates under a written charter, which the board reviews and reassesses annually. The committee's charter is available on our website at http://www.fouroaksbank.com in the "Investor Information" section under the listing for governance documents, or free of charge upon written request to the attention of the Corporate Secretary, Four Oaks Fincorp, Inc., P.O. Box 309, Four Oaks, North Carolina 27524. Our board of directors, in its business judgment, has made an affirmative determination that each of Messrs. Grimes, Edwards, and Weeks meets the definition of "independent director" as that term is defined by Nasdaq Marketplace Rules and SEC rules, including the special independence requirements applicable to audit committee members. In addition, two members of our audit committee have past financial experience resulting in their financial sophistication as required by Nasdaq Marketplace Rules.

       The board of directors has determined that Mr. Bullard meets the definition of "audit committee financial expert" as that term is defined under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Mr. Bullard does not meet the definition of "independent director" as that term is defined by Nasdaq Marketplace Rules or SEC rules and does not meet the special independence requirements applicable to audit committee members due to the transactions involving Mr. Bullard described under "Certain Transactions." The board of directors nevertheless appointed Mr. Bullard to the audit committee because it determined that it was in our best interest to utilize Mr. Bullard's significant financial experience through service on the audit committee. In addition, our securities are quoted on the OTC Bulletin Board and are not listed on a national securities exchange. Therefore, neither the SEC nor the Nasdaq Marketplace Rules regarding independence are applicable to our board of directors.

       The audit committee was established by our board of directors for the purpose of overseeing our accounting and financial reporting processes and audits of our financial statements. The audit committee reviews the results and scope of the annual audit and other services provided by our independent accountant. The audit committee also reviews our financial statements and audit letters provided by our independent accountant. Finally, the audit committee is responsible for reviewing our systems of internal control over financial reporting with management and the independent registered public accountants. The audit committee is responsible for hiring and setting the compensation of the independent accountant. The audit committee met thirteen (13) times during 2008.

       The Compensation Committee. The compensation committee is composed of Warren L. Grimes (chairman), Paula Canaday Bowman, and Dr. R. Max Raynor, Jr., each of whom the board, in its business judgment, has determined meets the definition of "independent director" as that term is defined by the Nasdaq Marketplace Rules. The compensation committee is responsible for the approval of compensation arrangements for our officers and directors and the review of our compensation plans and policies. During 2008, the compensation committee met six
(6) times. The committee operates pursuant to a charter that is available on our website at http://www.fouroaksbank.com in the "Investor Information" section under the listing for governance documents, or free of charge upon written request to the attention of the Corporate Secretary, Four Oaks Fincorp, Inc., P.O. Box 309, Four Oaks, North Carolina 27524. The compensation committee may not delegate its authority to other persons under its charter. For more information regarding our compensation committee's processes and procedures, please see "Executive Compensation - Compensation Discussion and Analysis - Compensation Committee - Composition and Responsibility" below.

       The Nominating and Corporate Governance Committee. The members of our nominating and corporate governance committee are Dr. R. Max Raynor, Jr. (chairman), Paula Canaday Bowman, and Warren L. Grimes, each of whom the board has determined, in its business judgment, meets the definition of "independent director" as that term is defined by the Nasdaq Marketplace Rules. The committee operates pursuant to a charter that is available on our website at http://www.fouroaksbank.com in the "Investor Information" section under the listing for governance documents, or free of charge upon written request to the attention of the Corporate Secretary, Four Oaks Fincorp, Inc., P.O. Box 309, Four Oaks, North Carolina 27524. Pursuant to the committee's charter, the board of directors has delegated certain responsibilities to the committee regarding nominations and criteria for proposing or recommending proposed nominees for election and re-election to the board of directors.

       To be considered by our nominating and corporate governance committee, a director nominee must have certain minimum qualifications, including the ability to read and understand basic financial statements, business experience, relevant industry knowledge, high moral character, meeting certain stock ownership requirements, having their primary banking relationship with us, meeting certain age requirements, and the willingness to devote sufficient time to attend meetings and participate effectively on the board of directors. In identifying, evaluating, and recommending nominees for director, the committee considers diversity, age, skills, representation within our market areas, potential conflicts of interest, and such other factors as it deems appropriate, given the needs of the board of directors and our company, to maintain a balance of knowledge, experience, and capability. The committee may retain recruiting professionals to assist in identifying and evaluating candidates for director nominees. During 2008, the nominating and corporate governance committee met two
(2) times.

       The nominating and corporate governance committee will consider, in the same manner and based on the same qualifications as its own nominations, shareholder nominations for directors. To be considered, a shareholder nomination must be sent to the Corporate Secretary, Four Oaks Fincorp, Inc., P.O. Box 309, Four Oaks, North Carolina 27524. The nomination must be received no later than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting, and it must contain enough information regarding the nominee to permit the committee to assess the relevant qualifications of the nominee, such as biographical profile, list of affiliated companies, and potential conflicts of interest.

Shareholder Communications

       Our shareholders may communicate directly with the members of the board of directors or the individual chairmen of standing board committees by writing directly to those individuals at the following address: Four Oaks Fincorp, Inc., P.O. Box 309, Four Oaks, North Carolina 27524. Our general policy is to forward, and not to intentionally screen, any mail received at our corporate office that is sent directly to an individual unless we believe the communication may pose a security risk.

Code of Ethics

       Our board of directors has adopted a code of ethics (our "Code of Ethics") that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. A copy of our Code of Ethics is available at http://www.fouroaksbank.com in the "Investor Information" section under the listing for governance documents, or free of charge upon written request to the attention of the Corporate Secretary, Four Oaks Fincorp, Inc., P.O. Box 309, Four Oaks, North Carolina 27524 ((919) 963-2177). Consistent with Item 5.05 of Form 8-K, we intend to disclose future amendments to, or waivers from, the Code of Ethics on our website within four business days following the date of such amendment or waiver.

                                 Proposal No. 1

                              ELECTION OF DIRECTORS

       The following table and accompanying biographies provide information on our nominees for election to the board of directors:

-------------------------- ------- ----------- -----------------------------------------------------------------------
                                   Year                        Positions and Offices with our Company
                                   First                            & Business Experience During
Name                       Age     Elected                              Past Five (5) Years
----                       ---     -------                              -------------------

-------------------------- ------- ----------- -----------------------------------------------------------------------
Ayden R. Lee, Jr.          60      1983        Chairman of the Board of Directors; Chief Executive Officer, and
                                               President of Four Oaks Fincorp, Inc. and Four Oaks Bank & Trust
                                               Company

-------------------------- ------- ----------- -----------------------------------------------------------------------
Dr. R. Max Raynor, Jr.     51      2000        Director of Four Oaks Fincorp, Inc. and Four Oaks Bank & Trust
                                               Company; Chairman of our Nominating and Corporate Governance
                                               Committee; Owner of Professional Eye Care, with locations in Benson,
                                               North Carolina, Roseboro, North Carolina, and Clinton, North Carolina

-------------------------- ------- ----------- -----------------------------------------------------------------------
Paula Canaday Bowman       60      1989        Director of Four Oaks Fincorp, Inc. and Four Oaks Bank & Trust
                                               Company; Director of Benson Area Medical Center

-------------------------- ------- ----------- -----------------------------------------------------------------------
                                   Year                        Positions and Offices with our Company
                                   First                            & Business Experience During
Name                       Age     Elected                              Past Five (5) Years
----                       ---     -------                              -------------------

-------------------------- ------- ----------- -----------------------------------------------------------------------
William J. Edwards         65      1990        Director of Four Oaks Fincorp, Inc. and Four Oaks Bank & Trust
                                               Company; President, Co-owner, Chief Executive Officer, and Chairman of the Board of Edwards Food Stores

-------------------------- ------- ----------- -----------------------------------------------------------------------
Percy Y. Lee               68      1992        Director of Four Oaks Fincorp, Inc. and Four Oaks Bank & Trust
                                               Company; President and co-owner of T.R. Lee Oil Co.; Senior Partner and co-owner of Lee Brother's Rental; Owner of SouthBend MHP

-------------------------- ------- ----------- -----------------------------------------------------------------------
Warren L. Grimes           60      1992        Director of Four Oaks Fincorp, Inc. and Four Oaks Bank & Trust
                                               Company; Chairman of our Compensation Committee and Audit Committee;
                                               Executive Director of Smithfield Housing Authority; General Partner
                                               in Reedy Creek Direct Marketing Associates; Chief Financial Officer
                                               and Director of Reedy Creek Technologies, Inc.

-------------------------- ------- ----------- -----------------------------------------------------------------------
Michael A. Weeks           57      2007        Director of Four Oaks Fincorp, Inc. and Four Oaks Bank & Trust
                                               Company; Co-owner and President of Weeks Turner Architecture, P.A.,
                                               Phelps Farm, Inc., and Four Weeks, Inc.; Co-owner and Manager of
                                               PPPV, LLC, Atlantic Park, LLC, Weeks & Sherron, LLC, PTW Properties,
                                               LLC, Weeks Sherron & Turner, LLC, Serwee Associates, LLC, South Main
                                               Associates, LLC, Durant Business Center, LLC, Lake Wheeler Mobile
                                               Estates, LLC, Knightdale Business Partners, LLC, Weeks Associates,
                                               LLC, Tryon Theater, LLC, APMW, LLC, Manns Chapel Properties, LLC, Bud
                                               Leigh, LLC, and WRS, LLC

-------------------------- ------- ----------- -----------------------------------------------------------------------
John W. Bullard            57      2008        Director of Four Oaks Fincorp, Inc. and Four Oaks Bank & Trust
                                               Company; Consultant to Four Oaks Bank & Trust Company; Associate
                                               Broker with Keller Williams Realty; Owner of The Bullard Company, a real estate appraisal and consulting firm; Chief Executive Officer,
                                               President and Director of LongLeaf Community Bank from its incorporation in 2003 until its merger with Four Oaks Bank & Trust
                                               Company in 2008.  Mr. Bullard was appointed to the boards of directors of Four Oaks Fincorp, Inc. and Four Oaks Bank & Trust
                                               Company pursuant to the merger agreement entered in connection with the merger of LongLeaf Community Bank with and into Four Oaks Bank &
                                               Trust Company.

-------------------------- ------- ----------- -----------------------------------------------------------------------

       The number constituting our board of directors must be at least five (5), but not more than twenty-one (21). The number of directors within this variable range may be fixed or changed from time to time by our shareholders or our board of directors. Our board of directors has set the number of directors at eight
(8). The members of our board of directors are elected by our shareholders to serve one (1) year terms.

       All of our directors hold office until the next annual meeting or until their successors are elected and qualified. Each of our executive officers holds office until his or her death, resignation, retirement, removal, disqualification or until his or her successor is appointed and qualifies. Our board of directors has no reason to believe that the persons named above as nominees will be unable or will decline to serve as a director if elected. However, in the event of death or disqualification of any nominee or refusal or inability of any nominee to serve, it is the intention of the proxyholders to vote for the election of such other person or persons as the proxyholders determine in their discretion; but in no circumstance will the proxy be voted for more than eight (8) nominees. Properly executed and returned proxies, unless revoked, will be voted as directed by the shareholder or, in the absence of such direction, will be voted in favor of the election of the recommended nominees.

Vote Requirement

       Pursuant to North Carolina law, the eight (8) candidates who receive the highest number of votes will be elected as directors.

       Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but are not counted in the election of directors and will not be included in determining which candidates received the highest number of votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

                             Audit Committee Report

       As described above, the audit committee of our board of directors is composed of Warren L. Grimes (chairman), John W. Bullard , William J. Edwards, and Michael A. Weeks and operates under a written charter adopted by the board of directors, which is available on our website at http://www.fouroaksbank.com in the "Investor Information" section under the listing for governance documents.

       The members of the audit committee are not professionally engaged in the practice of auditing or accounting nor are they experts in the fields of accounting or auditing, including with respect to auditor independence. Management is responsible for our internal control over financial reporting and the financial reporting process, including the presentation and integrity of our financial statements. Our independent accountant is responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The audit committee's responsibility is to monitor and oversee these processes. The audit committee also hires and sets the compensation for our independent accountant. Members of the audit committee rely without independent verification on the information provided to them and on representations of management and our independent accountant.

       Accordingly, the audit committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee's considerations and discussions referred to below do not assure that the audit of our financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America, that our financial statements are presented in accordance with accounting principles generally accepted in the United States of America, or that our auditors are in fact "independent."

       In this context, the audit committee has met and held discussions with our management, who represented to the audit committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The audit committee has reviewed and discussed the consolidated financial statements with both management and the independent accountant. The audit committee also discussed with the independent accountant matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board ("PCAOB") in Rule 3200T. Our independent accountant also provided to the audit committee the written disclosures and letter required by applicable requirements of the PCAOB regarding independent accountant's communications with the audit committee concerning independence, and the audit committee has considered whether the provision of audit and other non-audit services (set forth under "Audit Firm Fee Summary" below) is compatible with maintaining the accountant's independence and has discussed with the independent accountant its independence.

       Based upon the audit committee's discussions with management and the independent accountant and the audit committee's review of our consolidated financial statements, representations of management, and the report of the independent accountant to the audit committee, and subject to the limitations on the role and responsibility of the audit committee referred to above and the audit committee charter, the audit committee recommended that our board of directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the Securities and Exchange Commission.

                                 Audit Committee
                           Warren L. Grimes (chairman)
                                 John W. Bullard
                               William J. Edwards
                                Michael A. Weeks

                             EXECUTIVE COMPENSATION

                      Compensation Discussion and Analysis

Compensation Committee -- Composition and Responsibility

       Each member of the compensation committee is an independent director as that term is defined in the Nasdaq Marketplace Rules. There are currently three directors who serve on the compensation committee: Warren L. Grimes (chairman), Paula Canaday Bowman, and Dr. R. Max Raynor, Jr.

       The compensation committee has two primary responsibilities: (i) assisting the board in carrying out its responsibilities in determining the compensation of our Chief Executive Officer ("CEO") and executive officers as well as members of the board of directors; and (ii) establishing compensation policies that will attract and retain qualified personnel through an overall level of compensation that is comparable to, and competitive with, others in the industry and in particular, peer financial institutions. The compensation committee, subject to the provisions of our Nonqualified Stock Option Plan, also has authority in its discretion to determine the employees and directors to whom stock options shall be granted, the number of shares to be granted to each employee or director, and the time or times at which options should be granted. The CEO makes recommendations to the compensation committee about equity awards to our employees (other than the CEO).

       The CEO reviews the performance of our executive officers (other than the CEO) and, based on that review, the CEO makes recommendations to the compensation committee about the compensation of executive officers (other than the CEO). The CEO does not participate in any deliberations or approvals by the compensation committee with respect to his own compensation. The compensation committee approves all compensation decisions involving the CEO and our other executive officers.

       In 2007, the compensation committee engaged Matthews, Young & Associates, Inc., also known as Matthews, Young - Management Consulting, which assisted the compensation committee in determining 2008 base salary ranges and performing a market based review of annual merit programs and salary range changes. This consulting firm assisted the compensation committee with recommendations for compensation. The recommendations were presented and approved by the compensation committee in January 2008. In 2008, the compensation committee continued to rely on the results of the 2007 survey, modified by a 2008 cost of labor adjustment derived by Matthews, Young & Associates, Inc. The compensation committee considered this approach to be adequate given that the compensation practices in our industry typically do not change drastically from year to year. The compensation committee engaged Matthews, Young & Associates, Inc. during 2008 to update the 2007 survey and to assist the compensation committee with recommendations for compensation for 2009.

Compensation Philosophy

       Our compensation philosophy rests on two principles: (i) total compensation should vary with our performance in achieving financial and non-financial objectives; and (ii) long-term incentive compensation should be closely aligned with the interests of shareholders. We have therefore adopted a "pay for performance" approach that we believe offers a competitive total rewards package to help create value for our shareholders by focusing on the following performance factors: fee income, loan growth, deposit growth, net income, and net interest spread. In designing compensation programs and making individual recommendations or decisions, the compensation committee attempts to align the interest of executive officers and shareholders; attract, retain, and motivate high-performing employees in the most cost-efficient manner; and create a high-performance work culture.

       Our compensation program reflects a mix of stable and at risk compensation, designed to fairly reward executive officers and align their interests with those of shareholders in an efficient manner. Each element of our compensation program is intended to provide employees with a pay opportunity that is externally competitive and that recognizes individual contributions.

Peer Groups and Benchmarks

       To ensure that total executive compensation and its elements are appropriately targeted for both actual performance results and competitive positioning, the compensation committee periodically reviews executive officer total compensation against compensation practices of our peer group companies. Specifically, for four of the named executive positions, Matthews, Young - Management Consulting gathered 2007 and 2008 industry survey data for the following peer groups:

       o      U.S. Financial Institutions with assets from $500 million to $1.9 billion with median assets of $1.1 billion (37 institutions)
       o      U.S. Community Banks with assets from $700 million to $999 million
              (23 institutions)
       o U.S. Financial Institutions with assets from $500 million to $1 billion (23 institutions)
       o U.S. Financial Institutions with assets from $500 million to $1.9 billion with median assets of $975 million (14 institutions)
       o NC Financial Institutions with assets above $400 million (13 institutions)

Executive Compensation -- Elements

       Our executive compensation program has four primary components: base salary, annual cash incentive compensation, long-term equity compensation, and benefits. The compensation committee strives to balance short-term and long-term company performance and shareholder returns in establishing the total compensation for our executives. The compensation committee evaluates executive compensation against performance criteria and competitive executive pay practices before determining changes in base salary, the amount of any incentive payments, stock option awards, and other benefits.

              o Base salary ranges are intended to be competitive with ranges paid for similar positions at peer institutions in order to provide us with the ability to pay base salaries that will attract and retain employees with a broad, proven track record of performance.

              o Our variable annual cash incentive pay plan is designed to provide a competitive cash payment opportunity based on our overall financial performance. The opportunity for a more significant award increases when we achieve higher levels of performance.

              o Our long-term equity-based compensation incentive plan is generally made available to select groups of individuals, including our executive officers, in the form of stock options. Equity awards have the potential to grow in value over time and seek to reward executives for performance that maximizes long-term shareholder returns.

              o To remain competitive in the market for a high caliber management team and to ensure stability and continuity in its leadership, we provide our CEO and other named executive officers certain other fringe benefits, such as retirement programs, medical plans, life and disability insurance, use of company owned automobiles, and employment agreements. The compensation committee periodically reviews fringe benefits made available to executive officers to ensure that they are in line with market practice.

Base Salary

       Base salary represents the fixed component of our executive compensation program. Base salaries are set within ranges, which are targeted around the competitive norm for similar executive positions in peer companies in our industry. Individual salaries may be above or below the competitive norm, depending on the executive's experience and performance. In October 2008, Matthews, Young & Associates, Inc. adjusted the current salary structure using a projected 2009 cost of labor increase and provided oversight for computing the annual salary increases due in January 2009.

       The base salary for our CEO and other executive officers is determined by the compensation committee. The CEO makes recommendations to the compensation committee for base salaries for our other executive officers. Factors considered by the compensation committee in determining whether the compensation of our executive officers should be increased or decreased materially are the company's performance and the individual's performance. Another factor is the salary level for the position compared to other financial companies with which we compete.

       2008 Base Salary

       The following chart shows annual base salary rates for 2007 and 2008 for each of our named executive officers, as well as percentage increases from 2007 to 2008:

--------------------------------------------------------------------------------
         Name               Fiscal 2007     Fiscal 2008     Percent Increase
--------------------------------------------------------------------------------
Ayden R. Lee, Jr.              $250,246         262,257                4.80%
Nancy S. Wise                  $133,405         143,048                7.23%
Clifton L. Painter             $147,889         163,286               10.41%
W. Leon Hiatt, III             $132,842         142,444                7.23%
Jeff D. Pope                   $136,082         147,743                8.57%
--------------------------------------------------------------------------------

       Specific factors considered in determining the size of the salary increase for each named executive officer are summarized below:

       Mr. Lee's base salary increase for 2008 was 4.80%. In determining this increase, the compensation committee considered the competitiveness of Mr. Lee's salary as well as his total compensation compared to the total compensation of the peer company CEOs as provided by Matthews, Young. Mr. Lee's individual contributions in conjunction with the overall performance of the business were also considered. These contributions included leading the negotiations and proposed acquisition of LongLeaf Community Bank, and efforts contributing to the loan and deposit growth achieved during 2007.

       Ms. Wise's base salary increase for 2008 was 7.23%. In determining this increase, the compensation committee considered the performance review prepared by the CEO, along with individual contributions to the overall success of the company such as improving the total return on the investment portfolio, securing additional sources of liquidity, and serving as the point person for the LongLeaf Community Bank acquisition. The compensation committee also considered the competitiveness of Ms. Wise's salary to peer company chief financial officers as provided by Matthews, Young.

       Mr. Painter's base salary increase for 2008 was 10.41%. In determining this increase, the compensation committee considered the performance review prepared by the CEO, along with individual contributions to the overall success of the company such as his contributions to the company's asset quality through managing the loan review and approval function, as well as aiding the loan growth by the approval of over $300 million of new loans during 2007. The value of the chief lending officer function continues to accelerate in our competitive market. Mr. Painter also led the loan review due diligence related to the LongLeaf acquisition. The compensation committee also considered the competitiveness of Mr. Painter's salary to peer company Chief Lending Officers as provided by Matthews, Young.

       Mr. Hiatt's base salary increase for 2008 was 7.23%. In determining this increase, the compensation committee considered the performance review prepared by the CEO, along with competitive salaries from peer companies as provided by Matthews, Young. In addition, Mr. Hiatt's oversight of the operational infrastructure which supported the entire company through a period of rapid growth was considered.

       Mr. Pope's base salary increase for 2008 was 8.57%. In determining this increase, the compensation committee considered the performance review prepared by the CEO, along with competitive salaries from peer companies as provided by Matthews, Young. In addition, Mr. Pope's oversight of and contribution to the double digit loan and deposit growth during 2007 throughout the branch network was considered.

       2009 Base Salary

       The following chart shows annual base salary rates for 2008 and 2009 for each of our named executive officers, as well as percentage increases from 2008 to 2009:

--------------------------------------------------------------------------------
         Name               Fiscal 2008     Fiscal 2009     Percent Increase
--------------------------------------------------------------------------------
Ayden R. Lee, Jr.              $262,257        $262,257            -%
Nancy S. Wise                  $143,048        $147,339            3%
Clifton L. Painter             $163,286        $163,286            -%
W. Leon Hiatt, III             $142,444        $146,717            3%
Jeff D. Pope                   $147,743        $152,175            3%
--------------------------------------------------------------------------------

       When compared to the banks in our peer group (as defined above), the base salary of our CEO ($262,257) is 2.8% above the median base salary of $255,000 for a President/CEO in our peer group. The base salary of our Chief Operating Officer ($163,286) is 2.2% below the median base salary in our peer group of $167,000. The base salary of our Chief Administrative Officer ($146,717) is 11.2% above the median base salary in our peer group of $132,000. The base salary of our Chief Financial Officer ($147,339) is 3.8% above the median base salary in our peer group of $142,000. Collectively, the executive team as a group is 3.39% above the median for the peer group.

       Normally, we target the annualized percentage increases for our executives to be consistent with executive base salary increases in our peer market. For 2009, we capped all raises at 3% due to the impact of current economic conditions on our company's financial performance. Specific factors considered in determining the size of the salary increase for each named executive officer are summarized below:

       Mr. Lee was offered a 3% increase in base salary in 2009, which he chose to decline due to the impact of current economic conditions on our company. Therefore, Mr. Lee's base salary for 2009 did not increase from 2008. In determining to offer Mr. Lee the increase, the compensation committee considered the competitiveness of Mr. Lee's salary as well as his total compensation compared to the total compensation of the peer company CEOs as provided by Matthews, Young. Mr. Lee's individual contributions in conjunction with the overall performance of the business were also considered. These contributions included leading the acquisition of LongLeaf Community Bank and efforts contributing to the loan and deposit growth achieved during 2008.

       Ms. Wise's base salary increase for 2009 was 3%. In determining this increase, the compensation committee considered the performance review prepared by the CEO, along with individual contributions to the overall success of the company such as improving the total return on the investment portfolio, securing additional sources of liquidity, and serving as the point person for the LongLeaf Community Bank acquisition. The compensation committee also considered the competitiveness of Ms. Wise's salary to peer company chief financial officers as provided by Matthews, Young.

       Mr. Painter was offered a 3% increase in base salary in 2009, which he chose to decline due to the impact of current economic conditions on our company. Therefore, Mr. Painter's base salary for 2009 did not increase from 2008. In determining to offer Mr. Painter the increase, the compensation committee considered the performance review prepared by the CEO, along with individual contributions to the overall success of the such as his contributions to the company's asset quality through managing the loan review and approval function. Mr. Painter also led the loan review due diligence related to the LongLeaf Community Bank acquisition. The compensation committee also considered the competitiveness of Mr. Painter's salary to peer company Chief Lending Officers as provided by Matthews, Young.

       Mr. Hiatt's base salary increase for 2009 was 3%. In determining this increase, the compensation committee considered the performance review prepared by the CEO, along with competitive salaries from peer companies as provided by Matthews, Young. In addition, Mr. Hiatt's oversight of the operational infrastructure which supported the entire company through a period of rapid growth was considered.

       Mr. Pope's base salary increase for 2009 was 3%. In determining this increase, the compensation committee considered the performance review prepared by the CEO, along with competitive salaries from peer companies as provided by Matthews, Young. In addition, Mr. Pope's oversight of and contribution to the double digit loan and deposit growth during 2008 and the continued growth of the branch network was considered.

Annual Cash Incentive Compensation

       In February 2008, the compensation committee approved our 2008 Bonus Plan. The 2008 Bonus Plan is designed to align the interests of our named executive officers with the interests of our shareholders by linking bonus amounts directly to our performance. Named executive officers were eligible to receive cash bonuses under the 2008 Bonus Plan based on our:

       o   fee income;
       o   average loan balances;
       o   average deposit balances;
       o   net interest spread; and
       o   net income.

       Targets for these five performance areas were set for fiscal 2008, and our named executive officers were eligible for bonuses based on four tier target levels set by the compensation committee. A tier target level must be achieved in each of the five performance areas in order for that tier level bonus payment to be paid. Actual bonus payments therefore varied depending on our actual fee income, average loan balance, average deposit balance, net interest spread and net income at the end of fiscal 2008. In addition, the compensation committee has the discretion to award cash bonuses or otherwise increase, reduce or eliminate cash bonuses that would otherwise be payable under the 2008 Bonus Plan in its sole discretion.

       The 2008 Bonus Plan is administered by the compensation committee. All determinations regarding the achievement of any performance goals and the amount of any individual award are made by the compensation committee. These determinations need not be uniform and may be made selectively among persons who receive, or who are eligible to receive, an award.

       In February 2009, the board of directors approved payments to the CEO and the executive officers under the 2008 Bonus Plan as set forth below. These payments were based on the actual achievement of the following tier target levels under the 2008 Bonus Plan:

       o   Fee income: Tier 3
       o   Average loan balances: Tier 4
       o   Average deposit balances: Tier 4
       o   Net interest spread: Tier 1
       o   Net income: Tier 0

       Based upon the achievement of these target levels, the board of directors awarded cash awards for 2008 performance to the named executives as follows: Mr. Lee $50,100; Ms. Wise $25,050; Mr. Painter $25,050; Mr. Hiatt $25,050; and Mr.
Pope $25,050. The board of directors did not approve any discretionary cash bonuses for fiscal 2008 under the 2008 Bonus Plan. In addition, the board of directors awarded each named executive officer a $200 cash Christmas bonus. This bonus was not made pursuant to the 2008 Bonus Plan.

       The compensation committee has not approved a bonus plan for 2009 due to the impact of current economic conditions on our performance. If economic conditions improve and our profitability increases, the compensation committee may determine to adopt a bonus plan for 2009 at a subsequent time.

       Our variable annual cash incentive pay plan is designed to provide competitive cash payment opportunities based on achievement of certain financial performance criteria. The opportunity for a more significant award increases when we achieve higher levels of performance as measured against the performance criteria. Due to a wide range of performance measures and actual performance among peer banks, it is difficult to compare our performance and resulting payouts to those of our peer banks. However, we have compared our maximum annual cash incentive payout potentials to potential payout ranges of peer banks and found the following table reflective of how we compare:

Executive                     Four Oaks Maximum Potential   Peer Potential Range
---------                     ---------------------------   --------------------

President / CEO                           34%                     45 - 50%

Chief Operating Officer                   27.5%                   35 - 40%

Chief Administrative Officer              31.5%                   30 - 35%

Chief Financial Officer                   31.5%                   30 - 35%

Long-Term Equity Compensation

       The determination of the size of any long-term equity compensation grant is made based on competitive factors and the attainment of strategic long-term objectives. Equity compensation serves to link the total compensation of executive officers to the performance of our common stock and aligns executive's compensation with the interests of our shareholders.

       In 2008, after reviewing our historic approach to long-term, equity-based compensation opportunities, peer practices, and considering other pertinent factors, such as Statement of Financial Accounting Standards ("SFAS") No. 123 (revised 2004), "Share-Based Payment" ("SFAS No. 123(R)"), regarding the accounting for equity-based awards, the compensation committee;

       o determined that the level of stock option awards to executive officers was below our peer group; specifically, when comparing the underlying value of stock of stock options granted during the past five years (2004 - 2008) to commonly used equity target values as determined as a multiple of annual base salary, the actual value granted was less than half of the peer target value, as follows:

       President / CEO                   44% of peer target value
       Chief Operating Officer           43% of peer target value
       Chief Administrative Officer      49% of peer target value
       Chief Financial Officer           49% of peer target value

       o recommended that we consider an increase to the level of awards of stock options to executive officers.

       Neither our board of directors nor our compensation committee sets any performance levels (minimum, target, maximum or otherwise) for equity compensation grants or is required to grant options to our named executive officers under our Nonqualified Stock Option Plan. Instead, grants of options under our Nonqualified Stock Option Plan are made completely at the discretion of the board of directors or the compensation committee after a fiscal year is ended based upon the actual performance of our common stock and the compensation committee's discretionary assessment of an individual's performance and responsibilities, and position with the company. Historically, the board of directors has granted options during its annual February meeting following the end of a fiscal year.

       On February 25, 2009, in recognition of 2008 performance, the compensation committee granted our named executive officers options to purchase stock at a price based on the December 31, 2008 tangible book value with two year vesting and expiring in five years under our Nonqualified Stock Option Plan as follows: Mr. Lee 5,000 shares; Ms. Wise 2,500 shares; Mr. Painter 2,600 shares; Mr. Hiatt 2,500 shares; and Mr. Pope 2,500 shares.

Benefits

       Nonqualified Employee Stock Purchase and Bonus Plan

       The Employee Stock Purchase and Bonus Plan (the "Purchase Plan") is a voluntary plan that enables the full-time employees of the company and its subsidiaries to purchase shares of our common stock. The Purchase Plan is administered by our compensation committee, which has broad discretionary authority to administer the Purchase Plan. The Committee may amend or terminate the Purchase Plan at any time. Once each year, participants in the Purchase Plan may purchase up to 5% of their compensation, with a maximum purchase amount of $1,000 per year. We match, in cash, 50% of the amount of each participant's purchase, up to $500. This benefit is available to all employees who were actively employed on the last day of the prior year.

       Nonqualified Retirement Plans for Chief Executive Officer

       The objective of our nonqualified retirement plan is to provide supplemental retirement benefits to our CEO, Ayden R. Lee, Jr., to encourage him to remain as an employee and to reward him for contributing materially to our success. The actuarially determined present values of Mr. Lee's retirement benefits as of the end of last year are reported in the table below entitled "Pension Benefits."

       Qualified Retirement Plans for Executive Officers

       We sponsor the Four Oaks Bank & Trust Company Retirement Plan, which is a contributory profit-sharing plan in effect for substantially all employees. Participants may make voluntary contributions resulting in salary deferrals in accordance with Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The plan provides for employee contributions as a percentage of their annual salary up to the limit allowed by the Internal Revenue Service. We typically contribute matching funds of 25% of the first 6% of pre-tax salary contributed by each participant; however, contributions under the plan are made at the discretion of our board of directors.

       We also sponsor an employee stock ownership plan ("ESOP") that makes the employees of a company owners of stock in the company. The Four Oaks Bank & Trust Company's Employee Stock Ownership Trust is available to full-time employees at least 21 years of age after six months of service. Contributions are voluntary by the company and employees cannot contribute. Stock issued is purchased on the open market, and we do not issue new shares in conjunction with the plan. Voluntary contributions are determined by our board of directors annually based on our performance and are allocated to employees based on annual compensation.

       These plans apply to all qualified employees, including the named executive officers.

       Amended and Restated Executive Employment Agreements

       On December 11, 2008, we entered into Amended and Restated Executive Employment Agreements (the "Employment Agreements") with the CEO and the other named executive officers. The Employment Agreements include the substantive provisions of the prior Severance Compensation Agreements that we had with each of the executive officers. The Severance Compensation Agreements were terminated. The primary purpose of entering into the Employment Agreements was to effect certain technical amendments required by Section 409A of the Internal Revenue Code and the regulations thereunder. Also, as described below, the Employment Agreements added provisions entitling the executive officers to severance if he or she is terminated by us without "Cause" or for "Disability" prior to a "Change in Control" (each as defined in the Employment Agreements) and entitling him or her to severance in the event of a "Good Reason" (as defined in the Employment Agreements) termination following a Change in Control.

       The Employment Agreements are intended to ensure the continuity of executive leadership, to clarify the roles and responsibilities of our executives, and to make explicit the terms and conditions of executive employment. Language concerning a change in control of the company, and terms of compensation in connection with such an event, are included in these Employment Agreements consistent with what the compensation committee believes to be best industry practices. The change in control language in the Employment Agreements is designed to ensure that executives devote their full energy and attention to the best long-term interests of the shareholders in the event that business conditions or external factors make consideration of a change in control appropriate.

       The Employment Agreements provide the named executive officers a base annual salary that may be increased at the discretion of the board of directors and also provide for additional benefits generally available to executive personnel and to all salaried employees, including insurance benefits, sick leave, and reimbursement of expenses incurred in the course of performing duties under the Employment Agreement. Each Employment Agreement provides for termination by us for Cause or Disability of the executive officer as well as by us without Cause. In the event the executive officer's employment is terminated without Cause prior to a Change in Control or because of Disability, the executive officer is entitled to receive as a lump sum an amount equal to his or her then current monthly salary for the greater of six months or the then remaining term of the Employment Agreement.

       The Employment Agreements with each of our named executive officers also provide for certain severance benefits in the event the executive officer's employment is terminated within two years following a Change in Control. The purpose of these severance arrangements is to recognize the services and contributions of our named executive officers as key employees and the uncertainties relating to continuing employment, reduced employee benefits, management changes, and relocations in the event of a Change in Control. If the executive officer's employment is terminated by us within two years following a Change in Control without Cause or if the executive officer terminates his or her employment for Good Reason within two years following a Change in Control, then the executive officer is entitled to receive as a lump sum a severance payment equal to two times his or her most recent annual compensation, including the amount of his or her most recent bonus. In addition, the named executive officer is entitled to reimbursement for additional costs he or she incurs in obtaining health insurance benefits equivalent to the group benefit plan in which he or she participated prior to termination of employment for a 24-month period following the termination of employment or, if sooner, until he or she obtains comparable coverage in connection with subsequent employment.

Stock Ownership Guidelines

       To date, the compensation committee has not adopted minimum stock ownership guidelines for our named executive officers.

Tax and Accounting Implications

       Internal Revenue Code Section 162(m)

       Section 162(m) of the Internal Revenue Code generally does not allow a tax deduction to public companies for compensation in excess of $1 million paid to any named executive officer unless such compensation is paid pursuant to a qualified performance-based compensation plan. We do not currently maintain any qualified performance-based compensation plans but our compensation committee will re-evaluate the status of our compensation plans if any of our total compensation packages for named executive officers nears $1 million.

           Compensation Committee Interlocks and Insider Participation

       Warren L. Grimes (chairman), Paula Canaday Bowman, and Dr. R. Max Raynor, Jr. served on the compensation committee during 2008. None of these individuals were officers or employees of the company or any of the company's subsidiaries or had any relationship requiring disclosure by the company under Item 404 of the SEC's Regulation S-K during or prior to 2008. In addition, no interlocking relationships existed during 2008 between our board of directors or compensation committee and the board of directors or compensation committee of any other company.

                          Compensation Committee Report

       The compensation committee has reviewed and discussed the foregoing Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the compensation committee recommended to the board of directors, and the board of directors has approved, that the Compensation Discussion and Analysis be included in both the company's Annual Report on Form 10-K for the year ended December 31, 2008 and the company's Proxy Statement for the Annual Meeting of Shareholders to be held on May 11, 2009.

                           Warren L. Grimes (chairman)
                              Paula Canaday Bowman
                             Dr. R. Max Raynor, Jr.

                           Summary Compensation Table

       The following table shows the annual and long-term compensation paid to, or accrued by us for, our Chief Executive Officer, our Chief Financial Officer, and our next three most highly compensated executive officers for services rendered to us during the fiscal years ended December 31, 2006, 2007, and 2008. We refer to the persons identified on the table below as our "named executive officers."

------------------------------- ------- --------- -------- ---------- -------------- --------------- -------------- ----------
                                                                                        Change in
                                                                                      pension value
                                                                                          and
                                                                        Non-equity    nonqualified
                                                                        incentive       deferred
                                                             Option        plan       compensation      All other
 Name and Principal Position     Year    Salary    Bonus     awards    compensation     earnings      compensation    Total
 ---------------------------     ----    ------    -----     ------    ------------     --------      ------------    -----
                                          ($)       ($)      ($)(1)       ($)(2)         ($)(3)          ($)(4)        ($)

------------------------------- ------- --------- -------- ---------- -------------- --------------- -------------- ----------
Ayden R. Lee, Jr.,               2008   $262,257    $200     $16,869      $50,100        $35,510       $12,551 (5)   $377,487
Chairman, Chief Executive
Officer and President
                                ------- --------- -------- ---------- -------------- --------------- -------------- ----------
                                 2007   $250,246    $200     $24,712      $16,100        $31,774       $12,364 (6)   $335,396

                                ------- --------- -------- ---------- -------------- --------------- -------------- ----------
                                 2006   $226,236    $200     $19,074      $49,450        $43,829       $12,077 (7)   $350,866

------------------------------- ------- --------- -------- ---------- -------------- --------------- -------------- ----------
Nancy S. Wise,                   2008   $143,048    $200     $ 8,434      $25,050           -          $ 6,503 (8)   $183,235
Executive Vice President,
Chief Financial Officer
                                ------- --------- -------- ---------- -------------- --------------- -------------- ----------
                                 2007   $133,405    $200     $12,346      $ 8,050           -          $ 7,492 (9)   $161,493

                                ------- --------- -------- ---------- -------------- --------------- -------------- ----------
                                 2006   $120,607    $200     $ 9,415      $24,725           -          $ 8,810 (10)  $163,757

------------------------------- ------- --------- -------- ---------- -------------- --------------- -------------- ----------
Clifton L. Painter,              2008   $163,286    $200     $ 8,777      $25,050           -          $11,021 (11)  $208,334
Senior Executive Vice
President, Chief Operating
Officer and Chief Credit
Officer
                                ------- --------- -------- ---------- -------------- --------------- -------------- ----------
                                 2007   $147,889    $200     $12,964      $ 8,050           _          $12,021 (12)  $181,124

                                ------- --------- -------- ---------- -------------- --------------- -------------- ----------
                                 2006   $136,678    $200     $ 9,892      $24,725           -          $10,547 (13)  $181,442

------------------------------- ------- --------- -------- ---------- -------------- --------------- -------------- ----------
W. Leon Hiatt, III,              2008   $142,444    $200     $ 8,434      $25,050           -          $ 9,793 (14)  $185,921
Executive Vice President,
Chief Administrative Officer
                                ------- --------- -------- ---------- -------------- --------------- -------------- ----------
                                 2007   $132,842    $200     $12,346      $ 8,050           -          $ 9,129 (15)  $162,567

                                ------- --------- -------- ---------- -------------- --------------- -------------- ----------
                                 2006   $120,098    $200     $ 9,415      $24,725           -          $11,220 (16)  $165,658

------------------------------- ------- --------- -------- ---------- -------------- --------------- -------------- ----------
Jeff D. Pope,                    2008   $147,743    $200     $ 8,434      $25,050           -          $ 9,841 (17)  $191,268
Executive Vice President,
Chief Banking Officer
                                ------- --------- -------- ---------- -------------- --------------- -------------- ----------
                                 2007   $136,082    $200     $12,346      $ 8,050           -          $ 9,304 (18)  $165,982

                                ------- --------- -------- ---------- -------------- --------------- -------------- ----------
                                 2006   $119,914    $200     $ 9,415      $24,725           -          $11,217 (19)  $165,471

------------------------------- ------- --------- -------- ---------- -------------- --------------- -------------- ----------

       (1) Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal years ended December 31, 2006, 2007, and 2008, respectively, in accordance with SFAS No. 123(R), without regard for adjustments for forfeiture assumptions. Assumptions used in the calculation of this amount for the fiscal years ended December 31, 2006, 2007, and 2008 are included in Note A of our audited financial statements for the fiscal year ended December 31, 2008, included in our Annual Report on Form 10-K filed with the SEC on March 12, 2009.
       (2) These amounts are the cash awards to the named executive officers under our 2006 Bonus Plan, 2007 Bonus Plan, and 2008 Bonus Plan, as described in "Compensation Discussion and Analysis" above. These cash awards were earned as of December 31, 2006, 2007, and 2008, but paid out in February 2007, 2008, and 2009, respectively.
       (3) The amount reflects the actuarial increase in the present value under our Supplemental Executive Retirement Plan ("SERP") for Mr. Lee.
       (4)    The amounts shown reflect for each named executive officer:
              o contributions by us to each named executive officer under our Four Oaks Bank & Trust Company Retirement Plan;
              o      contributions by us under the Employee Stock Ownership
                     Plan; and
              o the value attributable to term life insurance premiums paid by us.
       (5) Includes $2,920 in contributions under our Four Oaks Bank & Trust Company Retirement Plan, $9,200 in contributions under our Employee Stock Ownership Plan, and $431 in life insurance premiums paid by us on behalf of the named executive officer.
       (6) Includes $2,933 in contributions under our Four Oaks Bank & Trust Company Retirement Plan, $9,000 in contributions under our Employee Stock Ownership Plan, and $431 in life insurance premiums paid by us on behalf of the named executive officer.
       (7) Includes $2,846 in contributions under our Four Oaks Bank & Trust Company Retirement Plan, $8,800 in contributions under our Employee Stock Ownership Plan, and $431 in life insurance premiums paid by us on behalf of the named executive officer.
       (8) Includes $6,072 in contributions under our Employee Stock Ownership Plan and $431 in life insurance premiums paid by us on behalf of the named executive officer.
       (9) Includes $705 in contributions under our Four Oaks Bank & Trust Company Retirement Plan, $6,356 in contributions under our Employee Stock Ownership Plan, and $431 in life insurance premiums paid by us on behalf of the named executive officer.
       (10) Includes $526 in contributions under our Four Oaks Bank & Trust Company Retirement Plan, $7,890 in contributions under our Employee Stock Ownership Plan, and $394 in life insurance premiums paid by us on behalf of the named executive officer.

       (11) Includes $2,570 in contributions under our Four Oaks Bank & Trust Company Retirement Plan, $8,020 in contributions under our Employee Stock Ownership Plan, and $431 in life insurance premiums paid by us on behalf of the named executive officer.
       (12) Includes $2,590 in contributions under our Four Oaks Bank & Trust Company Retirement Plan, $9,000 in contributions under our Employee Stock Ownership Plan, and $431 in life insurance premiums paid by us on behalf of the named executive officer.
       (13) Includes $2,267 in contributions under our Four Oaks Bank & Trust Company Retirement Plan, $7,849 in contributions under our Employee Stock Ownership Plan, and $431 in life insurance premiums paid by us on behalf of the named executive officer.
       (14) Includes $2,257 in contributions under our Four Oaks Bank & Trust Company Retirement Plan, $7,105 in contributions under our Employee Stock Ownership Plan, and $431 in life insurance premiums paid by us on behalf of the named executive officer.
       (15) Includes $2,364 in contributions under our Four Oaks Bank & Trust Company Retirement Plan, $6,334 in contributions under our Employee Stock Ownership Plan, and $431 in life insurance premiums paid by us on behalf of the named executive officer.
       (16) Includes $2,027 in contributions under our Four Oaks Bank & Trust Company Retirement Plan, $8,800 in contributions under our Employee Stock Ownership Plan, and $393 in life insurance premiums paid by us on behalf of the named executive officer.
       (17) Includes $2,337 in contributions under our Four Oaks Bank & Trust Company Retirement Plan, $7,073 in contributions under our Employee Stock Ownership Plan, and $431 in life insurance premiums paid by us on behalf of the named executive officer.
       (18) Includes $2,412 in contributions under our Four Oaks Bank & Trust Company Retirement Plan, $6,461 in contributions under our Employee Stock Ownership Plan, and $431 in life insurance premiums paid by us on behalf of the named executive officer.
       (19) Includes $2,025 in contributions under our Four Oaks Bank & Trust Company Retirement Plan, $8,800 in contributions under our Employee Stock Ownership Plan, and $392 in life insurance premiums paid by us on behalf of the named executive officer.


                        2008 Grants of Plan-Based Awards

                                        Estimated future payouts under      All other
                                     non-equity incentive plan awards (1)    option
                                    -------------------------------------    awards:     Exercise       Grant
                                                                            Number of     or base     date fair
                                                                            securities   price of     value of
                                                                            underlying    option      stock and
                                     Threshold      Target      Maximum      options      awards       option
Name                   Grant Date       ($)          ($)          ($)         (#)(2)       ($/Sh)     awards(3)
---------------------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Ayden R. Lee, Jr.       2/25/2008     $12,750      $32,000      $90,000          -           -            -
                        2/25/2008        -            -            -           5,000       15.55       $16,109
Nancy S. Wise           2/25/2008     $ 6,375      $16,000      $45,000          -           -            -
                        2/25/2008        -            -            -           2,500       15.55       $ 8,055
Clifton L. Painter      2/25/2008     $ 6,375      $16,000      $45,000          -           -            -
                        2/25/2008        -            -            -           2,600       15.55       $ 8,377
W. Leon Hiatt, III      2/25/2008     $ 6,375      $16,000      $45,000          -           -            -
                        2/25/2008        -            -            -           2,500       15.55       $ 8,055
Jeff D. Pope            2/25/2008     $ 6,375      $16,000      $45,000          -           -            -
                        2/25/2008        -            -            -           2,500       15.55       $ 8,055

       (1) Under our 2008 Bonus Plan there were five target areas for measurement of performance: fee income, average loan balances, average deposit balances, net interest spread and net income. Within each target area there were four performance tiers, and the target tier for each target area for 2008 was as follows (with tier 1 representing the lowest payout level and tier 4 representing the maximum payout level): fee income - tier 2, average loan balances - tier 2, average deposit balances- tier 2, net interest spread - tier 2, and net income - tier 2. For 2008, the actual tier level achieved for each area under the 2008 Plan were as follows: fee income - tier 3, average loan balances - tier 4, average deposit balances - tier 4, net interest spread - tier 1,and net income - tier 0. Payments under the threshold column are calculated based on the assumption that tier 1 in all of the five target areas is met. Payments under the target column are calculated based on the assumption that the target tier in all five target areas is met. Payments under the maximum column are calculated based on the assumption that tier 4 in all five target areas is met.

       (2) Neither our board of directors nor our compensation committee sets any performance levels (minimum, target, maximum or otherwise) for equity compensation grants or is required to grant options to our named executive officers under our Nonqualified Stock Option Plan. Rather grants of options under our Nonqualified Stock Option Plan are made completely at the discretion of the board of directors or the compensation committee after a fiscal year is ended based upon the actual performance of our common stock, the compensation committee's discretionary assessment of an individual's performance and responsibilities, and position with the company. Historically, the board of directors has granted options during its annual February meeting following the end of a fiscal year. All options shown were granted under our Nonqualified Stock Option Plan on February 25, 2008. The options all have one year vesting periods and expire four years after the date of grant on the earlier of February 25, 2012 or 15 months after termination of the recipient's employment, except in cases of death or disability. All options may be exercised to the extent they are vested. Upon termination of employment, all unvested options are forfeited, except in cases of death or disability, in which case the vesting is accelerated. Upon a merger in which we are not the surviving corporation, or a liquidation or a sale of substantially all of our assets, outstanding options will become fully vested and exercisable and, to the extent not exercised, will terminate upon the effective date of such a transaction.
       (3) We utilized the Black-Scholes option pricing methodology to estimate the hypothetical grant date fair value for these stock option grants. We used the following assumptions in calculating the grant date fair value for these grants: (i) an expected option term of four years; (ii) an interest rate of 2.7%, (iii) a dividend yield of 1.7%, and (iv) volatility of 26.1%.


                2008 Outstanding Equity Awards at Fiscal Year-End

------------------ --------------- --------------- -------------- --------------
                       Number of      Number of
                      Securities     Securities
                      underlying     underlying                       Option
                      unexercised    unexercised       Option       Expiration
      Name              options        options     Exercise Price      Date
      ----              -------        -------     --------------      ----
                          (#)            (#)           ($/Sh)
                      Exercisable   Unexercisable

------------------ --------------- --------------- -------------- --------------
Ayden R. Lee, Jr.          -          5,000 (1)        $15.55        2/25/2012
                       4,400 (2)          -            $24.41        2/26/2011
                       5,500 (3)          -            $16.73        2/21/2010
                       6,875 (4)          -            $13.24        2/22/2009

------------------ --------------- --------------- -------------- --------------
Nancy S. Wise              -          2,500 (1)        $15.55        2/25/2012
                       2,200 (2)          -            $24.41        2/26/2011
                       2,715 (3)          -            $16.73        2/21/2010

------------------ --------------- --------------- -------------- --------------
Clifton L.                 -          2,600 (1)        $15.55        2/25/2012
Painter                2,310 (2)          -            $24.41        2/26/2011
                       2,853 (3)          -            $16.73        2/21/2010
                       3,566 (4)          -            $13.24        2/22/2009


------------------ --------------- --------------- -------------- --------------
W. Leon Hiatt,             -          2,500 (1)        $15.55        2/25/2012
III                    2,200 (2)          -            $24.41        2/26/2011
                       2,715 (3)          -            $16.73        2/21/2010
                       3,394 (4)          -            $13.24        2/22/2009


------------------ --------------- --------------- -------------- --------------
Jeff D. Pope               -          2,500 (1)        $15.55        2/25/2012
                       2,200 (2)          -            $24.41        2/26/2011
                       2,715 (3)          -            $16.73        2/21/2010
                       3,394 (4)          -            $13.24        2/22/2009

------------------ --------------- --------------- -------------- --------------

       (1) Option was granted on February 25, 2008 pursuant to our Nonqualified Stock Option Plan. This option has a one-year vesting period and expires four years after the date of grant.
       (2) Option was granted on February 26, 2007 pursuant to our Nonqualified Stock Option Plan. This option is fully vested and exercisable and expires four years after the date of grant.
       (3) Option was granted on February 21, 2006 pursuant to our Nonqualified Stock Option Plan. This option is fully vested and exercisable and expires four years after the date of grant.
       (4) Option was granted on February 22, 2005 pursuant to our Nonqualified Stock Option Plan. This option is fully vested and exercisable and expires four years after the date of grant.

       All of the options listed above expire on the earlier of the date indicated in the option expiration date column or 15 months after termination of the recipient's employment, except in cases of death or disability. Options may be exercised to the extent they are vested. Upon termination of employment, all unvested options are forfeited, except in cases of death or disability, in which case the vesting is accelerated. Upon a merger in which we are not the surviving corporation, or liquidation or a sale of substantially all of our assets, outstanding options will become fully vested and exercisable and, to the extent not exercised, will terminate upon the effective date of such a transaction.


                     2008 Option Exercises and Stock Vested

-------------------------- ----------------------------------------------------
                                                Option Awards
                           ----------------------------------------------------

                                 Number of Shares           Value Realized
         Name                  Acquired on Exercise           on Exercise
         ----                  --------------------           -----------
                                        (#)                     ($) (1)
-------------------------- -------------------------- --------------------------
Ayden R. Lee, Jr.                     8,593 (2)                $ 54,222
-------------------------- -------------------------- --------------------------
Nancy S. Wise                             -                        -
-------------------------- -------------------------- --------------------------
Clifton L. Painter                    4,511 (3)                $ 28,464
-------------------------- -------------------------- --------------------------
W. Leon Hiatt, III                    4,189 (4)                $ 26,433
-------------------------- -------------------------- --------------------------
Jeff D. Pope                          3,222 (5)                $ 20,331
-------------------------- -------------------------- --------------------------

       (1) The value realized is based upon the difference between the exercise price of the option and the fair market value of our common stock at the exercise date. The fair market value of our common stock is the purchase price, as determined by our board of directors, for purchases of our common stock at the end of the last completed fiscal quarter under our Dividend Reinvestment and Stock Purchase Plan. The dividend reinvestment purchase price is determined once each quarter by our board of directors based on the most recent annual appraisal conducted by an independent appraisal firm, as adjusted for recent trading activity.
       (2) On February 13, 2008, Mr. Lee exercised options to purchase a total of 8,593 shares of our common stock for an exercise price of $10.24. The fair market value of our common stock on February 13, 2008 was determined to be $16.55.

       (3) On February 14, 2008, Mr. Painter exercised options to purchase a total of 4,511 shares of our common stock for an exercise price of $10.24. The fair market value of our common stock on February 14, 2008 was determined to be $16.55.
       (4) On February 8, 2008, Mr. Hiatt exercised options to purchase a total of 4,189 shares of our common stock for an exercise price of $10.24. The fair market value of our common stock on February 8, 2008 was determined to be $16.55.
       (5) On February 7, 2008, Mr. Pope exercised options to purchase a total of 3,222 shares of our common stock for an exercise price of $10.24. The fair market value of our common stock on February 7, 2008 was determined to be $16.55.


                                Pension Benefits

----------------------- ------------------- ----------------- ----------------- -----------------

                                                 Number of      Present Value       Payments
                                              Years Credited   of Accumulated     During Last
       Name                  Plan Name          Service (#)      Benefit ($)     Fiscal Year ($)
       ----                  ---------          -----------      -----------     ---------------

----------------------- ------------------- ----------------- ----------------- -----------------
Ayden R. Lee, Jr.           Supplemental            N/A            $233,063             -
                             Executive
                          Retirement Plan
----------------------- ------------------- ----------------- ----------------- -----------------

       The present value shown in the SERP in the table above is based on benefits earned as of December 31, 2008 under the terms of the SERP for Mr. Lee and was calculated using discount rate and mortality rate assumptions consistent with those used in our financial statements regarding the SERP. Our subsidiary, Four Oaks Bank & Trust Company, adopted the SERP, which provides that upon Mr. Lee's retirement from the bank, the bank will provide him with supplemental annual payments for the remainder of his life, effective as of January 1, 1998. On December 11, 2008, the bank entered into an amended and restated SERP with Mr. Lee to reflect technical changes necessary to comply with Section 409A of the Internal Revenue Code. These changes clarify the timing of payments and the definitions of certain payment triggers. The purpose of the SERP is to encourage Mr. Lee to remain as an employee of the bank and to reward him for contributing materially to the success of the bank. Under the SERP, upon Mr. Lee's retirement on or after the normal retirement age of 65, the bank will be obligated to pay Mr. Lee in monthly installments an annual payment in an amount which, when added to Mr. Lee's 401(k) benefits (based on future estimated amounts) and social security benefits (based on future estimated amounts), will ensure Mr. Lee a total normal retirement benefit equal to 75% of his Average Annual Compensation (as defined in the SERP) on the date of his retirement. If Mr. Lee retires before age 65, the annual payment as a percentage of Mr. Lee's normal retirement benefit will vary (from 58% of normal retirement benefit at age 55 to 100% at age 62). The annual payments, which we are obligated to pay Mr. Lee each year after his retirement, are subject to certain limitations, including a maximum limit of $50,000 per year. In the event of a change of control (as defined in the SERP) of Four Oaks Fincorp, Inc. or the bank and termination of Mr. Lee's employment within 24 months thereafter (for any reason, except termination by the bank for cause), Mr. Lee will be entitled to receive a lump sum cash payment equal to the actuarial equivalence of the greater of (i) the amount he would have been entitled to had he retired on such date or (ii) the amount of his pro rata normal retirement benefit under the SERP as of such date.

            Potential Payments upon Termination or Change-in-Control

Severance and Change in Control Arrangements

       As described in the "Compensation Discussion and Analysis" section above, we have Employment Agreements with each named executive officer and those Employment Agreements contain certain severance arrangements. As described above, if the executive officer's employment is terminated without Cause prior to a Change in Control or because of Disability, the executive officer is entitled to receive as a lump sum an amount equal to his or her then current monthly salary for the greater of six months or the then remaining term of the Employment Agreement. In addition, the executive officer is entitled to receive certain severance benefits if his or her employment is terminated by us without Cause or by the executive officer for Good Reason within two years following a Change in Control. For purposes of the Employment Agreements, a Change in Control means one or more of the following occurrences:

       o      A corporation, person or group acting in concert, as described in
              Section 14(d)(2) of the Exchange Act, holds or acquires beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act of a number of shares of voting capital stock of Four Oaks Fincorp., Inc., which constitutes more than 33% of the company's then outstanding shares entitled to vote.

       o The consummation of a merger, share exchange, consolidation, or reorganization involving Four Oaks Fincorp, Inc. and any other corporation or entity as a result of which less than 50% of the combined voting power of Four Oaks Fincorp, Inc. or of the surviving or resulting corporation or entity after such transaction is held in the aggregate by the holders of the combined voting power of the outstanding securities of Four Oaks Fincorp, Inc. immediately prior to such transaction.

       o All or substantially all of the assets of Four Oaks Bank & Trust Company or Four Oaks Fincorp, Inc. are sold, leased, or disposed of in one transaction or a series of related transactions.

       o An agreement, plan, contract, or other arrangement is entered into providing for any occurrence which, as defined in the Employment Agreements, would constitute a Change in Control.

       Each of the Employment Agreements provides that if the executive officer's employment is terminated following a Change in Control under the circumstances described above, he or she is entitled to receive a lump sum, cash severance payment equal to two times the amount of his or her most recent annual compensation, including the amount of his or her most recent bonus. In addition, the named executive officer is entitled to reimbursement for additional costs he or she incurs in obtaining health insurance benefits equivalent to the group benefit plan in which he or she participated prior to termination of employment for a 24-month period following the termination of employment or, if sooner, until he or she obtains comparable coverage in connection with subsequent employment ("Benefits").

       The following table indicates the payments that each named executive officer would have received in connection with such a termination as of December 31, 2008:

------------------------- ----------- -------------- ----------------------- --------------------
                           Multiple      Lump Sum                               Total Value of
           Name            of Salary     Payment        Value of Benefits          Payments
           ----            ---------     -------        -----------------          --------
                                                               (1)
------------------------- ----------- -------------- ---------------------- ---------------------
Ayden R. Lee, Jr.             2X         $524,514             $9,066               $533,580
------------------------- ----------- -------------- ---------------------- ---------------------
Nancy S. Wise                 2X         $286,096             $9,066               $295,162
------------------------- ----------- -------------- ---------------------- ---------------------
Clifton L. Painter            2X         $326,572             $9,066               $335,638
------------------------- ----------- -------------- ---------------------- ---------------------
W. Leon Hiatt, III            2X         $284,888             $9,066               $293,954
------------------------- ----------- -------------- ---------------------- ---------------------
Jeff D. Pope                  2X         $295,486             $9,066               $304,552
------------------------- ----------- -------------- ---------------------- ---------------------

       (1) The value of the Benefits is comprised of benefits from health insurance premiums paid by us in 2008 and calculated based on 24months of coverage for each of Mr. Lee, Ms. Wise, Mr. Painter, Mr. Hiatt and Mr. Pope.

Nonqualified Stock Option Plan

       Our Nonqualified Stock Option Plan and the stock option agreements with each named executive officer provide the following:

       o In the event of any termination of a named executive officer's employment that is either for cause or voluntary on the part of the officer and without our written consent, the options held by such officer immediately terminate.

       o In the event that (i) we are liquidated, (ii) we merge or consolidate with another entity and are not the surviving or resulting corporation (an "Acceleration Event"), or (iii) we sell all or substantially all of our assets, the vesting period accelerates for options held by all named executive officers and such options are treated as fully vested immediately prior to such Acceleration Event. The named executive officers then have the right to exercise the fully vested options before the effective date of the Acceleration Event and, to the extent not exercised before the effective date of the Acceleration Event, such options terminate.

       o In the event that the named executive officer's employment shall otherwise terminate (except by reason of his or her death), such officer may exercise his or her options (to the extent vested) at any time within 15 months after such termination but not more than four years after the date of the option grant. In the event that a named executive officer shall die while employed by the company or within 15 months after the termination of employment, any legatee by will, personal representative or distribution of the options, may exercise the officer's options (to the extent vested) at any time within 15 months after his or her death but not more than four years after the date of the option grant.

       The table below sets forth the cash payment each named executive officer would have received as of December 31, 2008 for his or her unvested options, calculated based on the following assumptions: (i) an Acceleration Event occurred as of December 31, 2008, accelerating the vesting of each named executive officer's unvested options, (ii) each named executive officer fully exercised all such options immediately prior to the Acceleration Event for shares of our common stock, and (iii) each named executive officer sold or otherwise surrendered the resulting shares underlying such options for consideration in connection with the Acceleration Event in an amount equal to $6.90 per share, which was the closing price of our stock on the OTC Bulletin Board on December 31, 2008.

------------------------------- -------------------------------- --------------------------------
                                                                  Estimated Cash Payment Related
                                   Number of Shares of Common     to Exercise of Unvested Options
                                        Stock Underlying                in Connection with
                                        Unvested Options              an Acceleration Event
           Name                      as of December 31, 2008        as of December 31, 2008 (1)
           ----                      -----------------------        ---------------------------
------------------------------- -------------------------------- --------------------------------
Ayden R. Lee, Jr.                             5,000                              -
------------------------------- -------------------------------- --------------------------------
Nancy S. Wise                                 2,500                              -
------------------------------- -------------------------------- --------------------------------
Clifton L. Painter                            2,600                              -
------------------------------- -------------------------------- --------------------------------
W. Leon Hiatt, III                            2,500                              -
------------------------------- -------------------------------- --------------------------------
Jeff D. Pope                                  2,500                              -
------------------------------- -------------------------------- --------------------------------

       (1) The resulting cash payment for each named executive officer would be zero because the aggregate exercise price of the unvested options as of December 31, 2008 exceeded the closing price of our stock on the OTC Bulletin Board on the same date.

Cash Bonus Plan

       Our 2008 Bonus Plan does not address the impact of the plan on the termination of an employee for any reason.

SERP

       Pursuant to Mr. Lee's SERP in the event of a change in control of Four Oaks Fincorp, Inc. or Four Oaks Bank & Trust Company and termination of Mr. Lee's employment within 24 months thereafter (for any reason, except termination by the bank for cause), Mr. Lee will be entitled to receive a lump sum cash payment equal to the actuarial equivalence of the greater of (i) the amount he would have been entitled to had he retired on such date or (ii) the amount of his pro rata normal retirement benefit under the SERP as of such date. In connection with such a termination of Mr. Lee's employment as of December 31, 2008, he would have been entitled to a lump sum cash payment of $215,051 under the SERP.

Insurance

       Upon the death of an executive, he or she is entitled to the life and accidental death and dismemberment insurance proceeds available through our benefit plans, which as of December 31, 2008 were valued at $250,000 for Mr. Lee, Ms. Wise, Mr. Painter, Mr. Hiatt, and Mr. Pope.

                           2008 Director Compensation

       We use a combination of cash and option awards to attract and retain qualified candidates to serve on our board of directors. In setting director compensation, we consider the significant amount of time directors expend in fulfilling their duties to us as well as the skill level required.

       Our non-management directors were paid fees of $1,275 per month in 2008. In addition, the non-management chairman of each board committee was paid $375 and the other non-management directors were paid $325 for each board committee meeting they attended. During 2008, all of the non-management directors were paid a discretionary cash Christmas bonus of $200.

       In connection with the merger of LongLeaf Community Bank with and into Four Oaks Bank & Trust Company, Mr. Bullard entered into a three-year consulting agreement with the bank under which he will receive an annual retainer of $50,000, to be paid in substantially equal monthly installments, in exchange for his services and for certain obligations contained in the consulting agreement. The consulting agreement is described in detail below under "Certain Transactions."

       The table below summarizes the compensation paid by us to non-management directors for the fiscal year ended December 31, 2008.

----------------------------- -------------------- -------------------- -------------------- --------------------
                                 Fees Earned or           Option             All Other
             Name                 Paid in Cash            Awards           Compensation            Total
             ----                 ------------            ------           ------------            -----
              (1)                      ($)               ($) (2)              ($) (3)               ($)
----------------------------- -------------------- -------------------- -------------------- --------------------
Paula Canaday Bowman                 $17,225              $1,629             $   200              $19,054
----------------------------- -------------------- -------------------- -------------------- --------------------
William J. Edwards                   $24,350              $1,629             $   200              $26,179
----------------------------- -------------------- -------------------- -------------------- --------------------
Warren L. Grimes                     $22,625              $1,629             $   200              $24,454
----------------------------- -------------------- -------------------- -------------------- --------------------
Percy Y. Lee                         $19,200              $1,629             $   200              $21,029
----------------------------- -------------------- -------------------- -------------------- --------------------
Dr. R. Max Raynor, Jr.               $17,325              $1,629             $   200              $19,154
----------------------------- -------------------- -------------------- -------------------- --------------------
William Ashley Turner (4)            $ 9,250              $1,629                   -              $10,879
----------------------------- -------------------- -------------------- -------------------- --------------------
Michael A. Weeks                     $24,075              $1,629             $   200              $25,904
----------------------------- -------------------- -------------------- -------------------- --------------------
John W. Bullard (5)                  $14,750                 -               $69,967              $84,717
----------------------------- -------------------- -------------------- -------------------- --------------------

       (1) Ayden R. Lee, Jr., our Chairman, President, and Chief Executive Officer, is not included in the table as he is an employee and thus receives no additional compensation for his services as a director. The compensation received by Mr. Lee as our employee is shown in the Summary Compensation Table that appears earlier in this proxy statement.
       (2) Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008 in accordance with SFAS No. 123(R), without regard for adjustments for forfeiture assumptions, and thus includes amounts from awards granted in and prior to 2008. Assumptions used in the calculation of this amount for the fiscal years ended December 31, 2006, 2007 and 2008 are included in Note A of our audited financial statements for the fiscal year ended December 31, 2008, included in our Annual Report on Form 10-K filed with the SEC on March 12, 2009. The grant date fair value of each stock option award granted in 2008 was $1,611, computed in accordance with SFAS No. 123(R). As of December 31, 2008, each director has the following number of options outstanding: Paula Canaday Bowman 1,757; William J. Edwards 1,757; Warren L. Grimes 1,757; Percy Y. Lee 1,757; Dr. R. Max Raynor, Jr. 1,242; William Ashley Turner 1,757; Michael A. Weeks 1,242; and John W. Bullard 20,777. Mr. Bullard received his options as a result of the assumption of LongLeaf Community Bank stock options in connection with the merger of LongLeaf Community Bank with and into Four Oaks Bank & Trust Company and not as compensation for service on the board of directors.

       (3) Reflects a discretionary cash bonus of $200 for each director and $69,767 in consulting fees paid to Mr. Bullard during 2008.
       (4) As of July 28, 2008, Mr. Turner resigned from the board of directors.
       (5) Mr. Bullard was appointed to our board of directors on April 28, 2008 following the merger of LongLeaf Community Bank with and into Four Oaks Bank & Trust Company, as more fully described below under "Certain Transactions."

Equity Compensation Plan Information

       We maintain a Nonqualified Stock Option Plan and an Employee Stock Purchase and Bonus Plan. Neither of these plans are required to be, or has been, approved by our shareholders. We have also assumed certain outstanding stock options granted under the LongLeaf Community Bank Director Stock Option Plan and LongLeaf Community Bank Employee Stock Option Plan in connection with our acquisition of LongLeaf Community Bank in April 2008. The following table corrects the "Equity Compensation Plan Information" table included in Item 12 of our Annual Report on Form 10-K for the year ended December 31, 2008 and sets forth aggregate information regarding our equity compensation plans as of December 31, 2008:

------------------------------------ --------------------------- --------------------------- ---------------------------
                                                 (a)                         (b)                         (c)
------------------------------------ --------------------------- --------------------------- ---------------------------
                                                                                                 Number of securities
                                                                                                  remaining available
                                                                                                      for future
                                                                                                issuance under equity
                                         Number of securities                                    compensation plans
                                             to be issued              Weighted-average         (excluding securities
                                          upon exercise of            exercise price of              reflected in
         Plan Category                   outstanding options         outstanding options            column (a)) (1)
         -------------                   -------------------         -------------------            ---------------

------------------------------------ --------------------------- --------------------------- ---------------------------
Equity compensation plans
approved by security holders                     N/A                         N/A                          N/A

------------------------------------ --------------------------- --------------------------- ---------------------------
Equity compensation plans not
approved by security holders                   289,469                      $14.84                      331,866
                                               -------                      ------                      -------
------------------------------------ --------------------------- --------------------------- ---------------------------

Total                                          289,469                      $14.84                      331,866
                                               =======                      ======                      =======
------------------------------------ --------------------------- --------------------------- ---------------------------

       (1) Includes shares of our common stock remaining available for future issuance under the following compensation plans in the amounts indicated as of December 31, 2008: Nonqualified Stock Option Plan -- 366,946 shares; and Employee Stock Purchase and Bonus Plan -- 88,539 shares; LongLeaf Community Bank Director Stock Option Plan -- 76,180 shares; and LongLeaf Community Bank Employee Stock Option Plan -- 47,439 shares. We assumed the options outstanding under the LongLeaf Community Bank Director Stock Option Plan and LongLeaf Community Bank Employee Stock Option Plan, which have a weighted average exercise price of $10.92 per share,in connection with our acquisition of LongLeaf Community Bank in April 2008. Shares underlying the assumed options are issuable under the Nonqualified Stock Option Plan, and, therefore, the number of shares listed above as remaining available for issuance under the Nonqualified Stock Option Plan includes the options assumed under the LongLeaf Community Bank Director Stock Option Plan and LongLeaf Community Bank Employee Stock Option Plan.

Nonqualified Stock Option Plan

       The Nonqualified Stock Option Plan (the "Option Plan") provides for grants of nonqualified stock options to officers and directors of our company and its subsidiaries. The Option Plan is administered by the compensation committee of our board of directors, which has broad discretionary authority to administer the Option Plan. The board of directors may amend or terminate the Option Plan at any time, but no amendment or termination of the Option Plan may adversely affect the rights of optionees under prior awards without the optionees' approval.

       The Option Plan provides that the exercise price and number of shares subject to outstanding options will be appropriately adjusted upon a stock split, stock dividend, recapitalization, combination, consolidation, or similar transaction involving a change in our capitalization. Upon a merger in which we are not the surviving corporation, or a liquidation or a sale of substantially all of our assets, outstanding options will become fully vested and exercisable and, to the extent not exercised, will terminate upon the effective date of such a transaction.

       As of March 26, 2009, 1,342,773 shares had been reserved for issuance under the Option Plan, including shares issuable under the LongLeaf Community Bank Director Stock Option Plan and LongLeaf Community Bank Employee Stock Option Plan. As of March 26, 2009, there were 311,403 outstanding stock options (including assumed options), and 185,252 shares remained available for future grants. During 2008, options to purchase 52,325 shares of our common stock were granted at an average exercise price of $15.55 per share.

Employee Stock Purchase and Bonus Plan

       The Employee Stock Purchase and Bonus Plan (the "Purchase Plan") is a voluntary plan that enables full-time employees of our company and its subsidiaries to purchase shares of our common stock. The Purchase Plan is administered by the compensation committee of our board of directors, which has broad discretionary authority to administer the Purchase Plan. The board of directors may amend or terminate the Purchase Plan at any time. The Purchase Plan is not intended to be qualified as an employee stock purchase plan under
Section 423 of the Internal Revenue Code.

       Once a year, participants in the Purchase Plan may purchase our common stock at fair market value equal to 5% of their compensation, up to $1,000. We match in cash 50% of the amount of each participant's purchase, up to $500. After we withhold for income and employment taxes, participants use the balance of our matching grant to purchase shares of our common stock.

       The Purchase Plan will terminate upon a merger in which we are not the surviving corporation, or a liquidation or a sale of substantially all of our assets. The Purchase Plan provides that the number of shares reserved for issuance thereunder will be appropriately adjusted upon a stock split, stock dividend, recapitalization, combination, consolidation, or similar transaction involving a change in our capitalization.

       As of March 26, 2009, 268,555 shares of our common stock had been reserved for issuance under the Purchase Plan, and 180,016 shares had been purchased. During 2008, 9,628 shares were purchased under the Purchase Plan.

LongLeaf Community Bank Director Stock Option Plan

       In connection with the acquisition of LongLeaf Community Bank in April 2008, we assumed certain outstanding stock options granted under the LongLeaf Community Bank Director Stock Option Plan. Since the closing of the acquisition, no additional stock options have been awarded, nor are any authorized to be awarded, under the plan. As of March 26, 2009, 76,180 stock options were outstanding under the plan.

LongLeaf Community Bank Employee Stock Option Plan

       In connection with the acquisition of LongLeaf Community Bank in April 2008, we assumed certain outstanding stock options granted under the LongLeaf Community Bank Employee Stock Option Plan. Since the closing of the acquisition, no additional stock options have been awarded, nor are any authorized to be awarded, under the plan. As of March 26, 2009, 47,439 stock options were outstanding under the plan.

Certain Transactions

       Certain of our directors and executive officers, members of their immediate families, and entities with which they are involved are customers of, and borrowers from, Four Oaks Bank & Trust Company in the ordinary course of business. From January 1, 2008 to December 31, 2008, loans outstanding to our directors and executive officers and their associates as a group amounted to a maximum of approximately $4,467,000 or 6.70% of the equity capital of the bank. All outstanding loans and commitments included in such transactions are made substantially on the same terms, including interest rates and collateral, as those prevailing at the time in comparable transactions with other customers. In the opinion of management, these loans do not involve more than normal risk of collectibility or contain other unfavorable features.

       On April 28, 2008, John W. Bullard was appointed to the boards of directors of Four Oaks Fincorp, Inc. and Four Oaks Bank & Trust Company pursuant to the terms of the Merger Agreement, by and among Four Oaks Fincorp, Inc., Four Oaks Bank & Trust Company, and LongLeaf Community Bank, dated December 10, 2007. Prior to the completion of the merger on April 17, 2008, Mr. Bullard served as LongLeaf Community Bank's President and Chief Executive Officer and as one of its directors. Under the terms of the Merger Agreement, we agreed to cause, as soon as reasonably practicable after the later of (A) the effective time of the Merger Agreement or (B) our first annual meeting following the date of the Merger Agreement, Mr. Bullard to be elected or appointed to the boards of directors of Four Oaks Fincorp, Inc. and Four Oaks Bank & Trust Company, conditional upon Mr. Bullard's consent thereto and upon obtaining any necessary regulatory approvals.

       On April 17, 2008, pursuant to the terms of the Merger Agreement, Mr. Bullard's employment agreement with LongLeaf Community Bank was terminated without "cause" (as defined in his employment agreement). In connection with the termination of his employment agreement with LongLeaf Community Bank, Mr. Bullard will receive approximately $298,069, which represents the amount payable as severance upon termination without cause in connection with a change in control under his employment agreement with LongLeaf Community Bank, to be paid in 36 equal monthly installments commencing with the first full calendar month following the closing of the merger.

       Also on April 17, 2008 and pursuant to the terms of the Merger Agreement, Mr. Bullard entered into a three-year consulting agreement with the Four Oaks Bank & Trust Company. Under the terms of the agreement, Mr. Bullard will provide such consulting services as may be reasonably requested by Four Oaks Bank & Trust Company upon reasonable notice to Mr. Bullard. He will receive an annual retainer of $50,000, to be paid in substantially equal monthly installments, in exchange for his services and for certain obligations contained in the consulting agreement. Four Oaks Bank & Trust Company will also pay expenses reasonably incurred by Mr. Bullard in rendering his consulting services.

       The consulting agreement may be terminated by Mr. Bullard upon 30 days' written notice to Four Oaks Bank & Trust Company. Four Oaks Bank & Trust Company may terminate the consulting agreement only if Mr. Bullard materially breaches the agreement or engages in dishonesty, fraud, felonious conduct or other conduct that is materially injurious to Four Oaks Bank & Trust Company. In the event the consulting agreement is terminated, regardless of the reason for such termination, Mr. Bullard will be entitled to receive payment of the monthly retainer amount, prorated through the last date he performs services and reimbursement of any then outstanding expenses.

       Pursuant to the terms of the consulting agreement, Mr. Bullard agreed that, for a period of three years from the closing of the merger (regardless of whether the consulting agreement may have been terminated earlier than the end of that period), he will not:

       o compete with Four Oaks Bank & Trust Company, directly or indirectly, on his own or on another's behalf, in Richmond County, North Carolina, any county in North or South Carolina that is contiguous to Richmond County, or any other county in which Four Oaks Bank & Trust Company maintains a business office on the date of termination of the consulting agreement; or

       o hire, offer employment to or otherwise solicit for employment any person who is employed by Four Oaks Bank & Trust Company at any time during the three-year period following the closing date of the merger or who was employed by Four Oaks Bank & Trust Company as of that date.

       The consulting agreement does not prohibit Mr. Bullard from providing appraisal or appraisal review services for lending institutions as an independent contractor. Ownership by Mr. Bullard, directly or indirectly, of not more than one percent of the issued and outstanding stock of any bank or company whose shares are regularly traded on a national securities exchange or in the over-the-counter market will not violate the non-competition provision.

       In connection with the execution of the Merger Agreement, Mr. Bullard entered into a voting agreement on December 10, 2007 with us under which he agreed to vote his shares in favor of the merger and not to make any transfers of his stock prior to closing. At closing, Mr. Bullard beneficially owned 59,981 shares of LongLeaf Community Bank common stock and held options to purchase an aggregate of 18,000 shares of LongLeaf Community Bank common stock. As a result of the merger, Mr. Bullard's LongLeaf Community Bank common stock was converted into 32,508 shares of Four Oaks Fincorp, Inc. common stock. In addition, Four Oaks Fincorp, Inc. assumed all outstanding and unexercised options to purchase LongLeaf Community Bank common stock, resulting in Mr. Bullard receiving options to purchase 20,777 shares of Four Oaks Fincorp, Inc. common stock at an exercise price of $10.92 and with an expiration date of July 18, 2015.

       We had no other transactions with related persons in 2008 required to be disclosed under Item 404(a) of Regulation S-K of the Exchange Act, and there are no such transactions currently proposed for 2009. It is understood, however, that certain relationships or transactions may arise that would be deemed acceptable and appropriate upon full disclosure of the transaction, following review and approval by the audit committee to ensure there is a legitimate business reason for the transaction and that the terms of the transaction are no less favorable to us than could be obtained from an unrelated person. Therefore, our board of directors has adopted the Policy and Procedures with Respect to Related Person Transactions, which is implemented through the audit committee and is designed to regularly monitor the appropriateness of any significant transactions with related persons. The policy applies to any transaction required to be disclosed under Item 404(a) of Regulation S-K in which (i) we are a participant, (ii) any related person (as defined in Item 404(a) of Regulation S-K) has a direct or indirect material interest and (iii) the amount involved exceeds $120,000. Our policy requires our Chief Administrative Officer's assistant to gather information concerning transactions greater than $120,000 with related persons and provide the information to the Controller semi-annually. The Controller will aggregate, summarize and review the information and provide recommendations to the audit committee to assess whether any actual or potential transaction constitutes or may constitute a disclosable related person transaction subject to review, approval or ratification in accordance with the policy. The audit committee considers all of the relevant facts and circumstances available to it including (if applicable) but not limited to:

       o      The benefits to us;

       o The impact on a director's independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer;

       o The availability of other sources for comparable products or services;

       o      The terms of the transaction; and

       o The terms available to unrelated third parties or to employees generally.

       No member of the audit committee shall participate in any review, consideration or approval of any related person transaction with respect to which such member or any of his or her immediate family members is the related person. The audit committee approves or ratifies only those related person transactions that are in, or are consistent with, the best interests of the company and our shareholders, as the audit committee determines in good faith. Prior approval of related person transactions is not required except when the amount of the transaction exceeds $120,000 for charitable contributions or $2.5 million for non-Regulation O loans. Non-Regulation O loans exceeding $2.5 million are pre-approved by either the loan committee, executive loan committee, or the board of directors, depending on the size of the loan. Loans covered by Regulation O are handled according to the Regulation O policy for pre-approval and approval. If a transaction requiring pre-approval has not been previously approved or previously ratified and is pending or ongoing, the appropriate committee will evaluate whether the pending or ongoing related person transaction should be ratified, amended or terminated. If a transaction requiring pre-approval has not been previously approved or previously ratified and has already been completed, the appropriate committee will evaluate whether the transaction should be terminated and whether any disciplinary action is appropriate.

       The transactions with Mr. Bullard described above were not reviewed by the audit committee pursuant to our Policy and Procedures with Respect to Related Person Transactions, but were approved by the full board of directors in connection with its approval of the acquisition of LongLeaf Community Bank.

Section 16(a) Beneficial Ownership Reporting Compliance

       Section 16(a) of the Exchange Act requires our officers, directors, and persons who own more than ten percent (10%) of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors, and ten percent (10%) shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on a review of the reports that were filed with the SEC, we believe that during the fiscal year ended December 31, 2008, all Section 16(a) filing requirements applicable to our officers, directors, and ten percent (10%) shareholders were satisfied, except:

       o Mr. John W. Bullard failed to timely file a Form 4 for shares that he and his wife received on June 16, 2008 in connection with the merger of LongLeaf Community Bank with and into Four Oaks Bank & Trust Company;

       o Dr. R. Max Raynor, Jr. failed to timely file a Form 4 for shares that he purchased on April 29, 2008 and May 1, 2008; and

       o Mr. Michael Weeks failed to timely file a Form 4 for shares that he purchased on May 1, 2008.


                                 Proposal No. 2

                  SHAREHOLDER PROPOSAL REGARDING STOCK OPTIONS

       We received notice that a shareholder intends to present the following proposal at the annual meeting. The proposed resolution and its supporting statement, for which neither we nor the board of directors accepts responsibility, are set forth below. The proposal was submitted by O. L. Canaday, 713 Camellia Avenue, Parker, Florida 32404, who has advised us that he holds 9,140.1152 shares of our common stock.

       The shareholder proposal and the supporting statement read as follows:

       --PROPOSAL 1. Resolved: That shareholders of "FOUR OAKS FINCORP, INC" request the Board of Directors to adopt a policy to immediately stop awarding Stock Options.

       Supporting Statement:

       (It is a fact, that exercising options is part of the `Insiders' compensation approved by the Board of Directors.)

       --Shareholders are concerned about mushrooming executive compensation packages. The `Exercise of Options' provides huge monetary gains, via `Insider Trading and does not correlate to increased `Shareholder' value in dividends and share price.

       --There is an appearance to stockholders that `Insider Trading' via exercise of options gives "Enormous Cash Compensation" to `The Insiders'. When options are exercised, no value is added to company net profit, and this is where the `Shareholders' dividends are grown. There is an appearance that `Shareholders Assets' are being used by `Insiders' for `Insider Profiteering' when exercising options. Review the four examples below for the option compensation received. These `Exercise of Options' show enormous gains with no risk. (Cost to `Exercise Options' are known, selling price is known, one deducts "Exercise Option' from price of stock and stacks the cash gain.)

              ---(This additional compensation of options is added to: Salary, Retirement Package, Health Insurance, Life Insurance, Bonuses, Annual Raises to Salary, and other Perks.)---

              -12 Feb-07, C. L. Painter exercised 5,126 options at $9.22 ($47000.) sold for $26.50 ($135,839.), 1 day gain of $88,839.
              -11 Dec-06, W. L. Hiatt III exercised 4,760 options at $9.22 ($44,000.) sold for $26.25 ($125,000.) 1 day gain of $81,000.
              -15 Dec-06, N. S. Wise exercised 3,085 options at $14.56 ($45,000.) sold for $26.30 ($81,000.) 1 day gain of $36,000.
              -27...30 Nov-06 A. R. Lee, Jr exercised 9765 options at $9.22 ($90,000) sold for $27.000 ($314,705.) 4 day gain of $224,705.
              --During the last two annual stockholder' meetings the `Stockholders' have voted to repurchase 90,894 shares thru the stock repurchase plan. This correlates close to 91,329 option exercise during same two years The stockholders' repurchased/retired 90,894 shares ($1,765,161.) to offset the dilution that accompanies the purchase of the stock option exercise and dividend reinvestment. The `Insiders' two year gain is stated at $1,060,000 for the options.

              -To summarize: the company Net Profit is used to repurchase the cost of the option shares 90,894 at $19.42 ($1,765,161). The `Insiders' pocket $l,060,000.as their gain for the two years. - Thus no benefits to the Shareholders, and gives the appearance that `Insiders' used the Shareholder assets for profiteering via the `Stock Option Plan'.

       --The incentive for `Insiders' to have stock options is not in the best interest of the shareholders. (Enron and World Com were destroyed by `Insider Trading'.) The shareholders believe the Officers are extremely well compensated for this geographic area of CONUS without the stock options.

       --Shareholders should be looking at the company net profit, as this is where the stockholder dividend is generated.

       --Vote for the Directors to immediately stop the giving of stock options.

Company Response to Shareholder Proposal

       The board of directors strongly opposes this shareholder proposal. The board of directors believes that there have been no "mushrooming executive compensation packages" and that, in fact, compensation packages remain at average levels compared to the company's peers from year to year. It also believes the company needs the ability to award stock options as part of a balanced and effective incentive compensation program. Equity compensation, such as stock options, is an important component in attracting and retaining quality banking professionals and the use of equity compensation is a well established practice in publicly traded community banks. The company's goal to become an "employer of choice" in our markets will be greatly hampered if we can no longer offer stock options as a form of compensation. In fact, if the company cannot offer stock options as a form of compensation, the company will be at a competitive disadvantage for attracting and retaining the highest quality banking professionals.

       Our compensation matrix is determined with the assistance of compensation specialists who compare us to similar banks in similar markets and determine ranges of competitive compensation based on position and performance. Our compensation program reflects a mix of stable and at risk compensation, designed to fairly reward employees and align their interests with those of shareholders in a cost-efficient manner. Stock options are granted as part of the compensation package approved by the compensation committee of the board of directors with the intention that these awards will grow in value over time as our stock price increases, which rewards employees for performance that maximizes long-term shareholder returns.

       Unlike base salary, stock options are considered "at risk" compensation, because the option holder may or may not benefit from the option depending upon the performance of the company, economic conditions, and the sentiment on Wall Street. At the date of grant, the exercise price of our stock options historically has been set at the fair market value of the underlying shares as determined by a combination of independent valuation and recent trades on the open market. The stock options become exercisable after one year and expire at the end of four years. At the date of exercise, the option holder pays the exercise price in cash. The then current fair market value is determined by a combination of independent valuation and recent trades on the open market, and the option holder receives a benefit in the amount of the difference between the exercise price and the fair market value at the exercise date (the "spread"). However, this spread is taxable as ordinary income to the option holder, which may be considered an additional cost to purchase the stock. The option holder can only benefit from the exercise of a stock option if (1) the price of our common stock has increased in value from the grant date, (2) the option holder remains employed by us for at least a year, and (3) the option is not terminated for any reason, such as termination of employment, certain types of merger, or death. Therefore, stock options provide employees and directors with an incentive to remain with us and focus on our long-term performance, which, in turn, increases the value of their stock options.

       There are currently 68 directors and employees eligible for stock option grants as a part of their compensation packages. The selected option exercises Mr. Canaday notes in his supporting statement reflect options that were held from 22 to 48 months after their grant date and had value because our stock price rose during that time. However, options granted in 2006 and 2007 have exercise prices of $16.72 and $24.41 and certainly have no value in the current market, so individuals who still hold these options currently are not able to benefit from them. In addition, the $1,060,000 "gain" Mr. Canaday refers to relates to compensation recognized by 12 individuals during a 30-month time frame on 32 stock option exercises. All of this compensation was in the form of appreciation of the share price from the grant date to the exercise date. Only a portion of this total was realized by the individuals who exercised the options since our stock price has subsequently fallen and any shares retained and not sold by these individuals have significantly declined in value, while the individuals have recognized taxable income based on the fair market value of the shares at the date of the exercise.

       Outstanding stock options may only be exercised according to the terms of our stock option agreements with the option holders, subject to federal securities law prohibitions against insider trading. We have no knowledge of any insider trading by anyone employed by the company or Four Oaks Bank. Under
Section 10(b) of the Securities and Exchange Act of 1934, as amended, our directors and employees are prohibited from buying or selling our securities while aware of material nonpublic information and from disclosing such information to others who then trade in our securities. To satisfy our obligation to prevent illegal insider trading, our company has a securities trading policy. We are confident that our securities trading policy helps our personnel avoid the severe consequences associated with violations of the insider trading laws and prevents even the appearance of improper conduct on the part of anyone employed or associated with us.

       Our share repurchase program is independent of our stock option plan. The repurchased shares are retired and are not available for purchase. The primary purpose of the share repurchase program is to create shareholder value by increasing the liquidity of our common stock, our stock price, and earnings per share. The repurchase and retirement of shares also offsets the dilution that accompanies the purchases in our dividend reinvestment plan and stock option exercises. The board of directors has deemed the share repurchase program a sound use of corporate funds and has placed certain restrictions on the program to ensure that we maintain the ability to pay any debt obligations, liabilities, and preferential rights of shareholders.

       Mr. Canaday implies that the company repurchased all of the shares resulting from option exercises through the share repurchase plan. In fact, many of the shares received upon exercise of stock options are still held by our insiders. The shares repurchased in the share repurchase program are bought on the open market. To ensure that no shares held by insiders are repurchased by the company in the future, we have instructed our market maker not to offer for repurchase by the company any shares that are being sold by our insiders.

       Our use of stock options as a form of compensation has been instrumental in attracting, motivating, and retaining highly qualified employees and directors. Stock options can be used as an effective tool to align employee, director, and shareholder interests and to provide incentives to employees and directors and are commonly used by publicly traded community banks for this purpose. A prohibition on stock option grants would deprive us of needed flexibility in designing competitive incentive compensation programs that incorporate stock options as part of a balanced and effective overall compensation program.

       Our board of directors believes the shareholder proposal, if implemented, could significantly hinder our ability to achieve results for the benefit of all of our shareholders. It is in the best interest of our shareholders to provide equity compensation, including stock options, along with other forms of compensation that motivate our employees and directors and assure competitive compensation programs.

Vote Requirement

       Assuming the presence of a quorum, approval of the shareholder proposal requires that the votes cast in favor of the proposal exceed the votes cast opposing the proposal. Under North Carolina law, abstentions are treated as non-votes in determining whether shareholders have approved a proposal. Abstentions and non-votes will have no effect on the vote to approve this proposal.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" THE SHAREHOLDER PROPOSAL TO STOP AWARDING STOCK OPTIONS AS DESCRIBED IN THIS PROPOSAL NO. 2.

                             Audit Firm Fee Summary

       During the fiscal years ended December 31, 2008 and 2007, we retained our independent accountant, Dixon Hughes PLLC, to provide services in the following categories and amounts:

------------------------ --------------------------- ---------------------------
                                     2008                        2007
------------------------ --------------------------- ---------------------------
                               $            %(1)           $            %(1)
                               -            ----           -            ----
------------------------ ------------- ------------- ------------- -------------
Audit Fees(2)              $ 145,538                   $ 147,481
------------------------ ------------- ------------- ------------- -------------
Audit-Related Fees(3)         31,296         0%           15,724         0%
------------------------ ------------- ------------- ------------- -------------
Tax Fees(4)                   21,050         0%            8,400         0%
------------------------ ------------- ------------- ------------- -------------
All Other Fees(5)             98,850         0%              -           0%
                           ---------     ---------     ---------     ---------
------------------------ ------------- ------------- ------------- -------------

------------------------ ------------- ------------- ------------- -------------
TOTAL                      $ 296,734                   $ 171,605
                           =========                   =========
------------------------ ------------- ------------- ------------- -------------

       (1) Percentage of the services (if any) for which pre-approval was waived by the audit committee with respect to audit-related fees, tax fees and all other fees.
       (2) "Audit Fees" are fees for professional services billed by Dixon Hughes PLLC for the audit of our annual financial statements, for the reviews of quarterly reports on Form 10-Q, for the internal controls attestation under Section 404 of the Sarbanes-Oxley Act of 2002, and for services provided in connection with statutory and regulatory filings or engagements.
       (3) "Audit-Related Fees" are fees billed for assurance and related services performed by Dixon Hughes PLLC that are reasonably related to the performance of the audit or review of our financial statements, and are not reported above under "Audit Fees." These services include: accounting and reporting consultations, consultation regarding SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities -- Including an amendment of FASB Statement No. 115," life insurance consultation, and employee benefit plan audits.
       (4) "Tax Fees" are fees billed for professional services performed by Dixon Hughes PLLC with respect to tax compliance, tax advice, and tax planning.
       (5) "All Other Fees" are fees billed for other permissible work performed by Dixon Hughes PLLC that does not meet the above category descriptions. These services include those related to the acquisition of Longleaf Community Bank.

       Our audit committee has considered the compatibility of the non-audit services performed by and fees paid to Dixon Hughes PLLC in fiscal year 2008 and fiscal year 2007 and determined that such services and fees were compatible with the independence of the public accountants. During fiscal year 2008, Dixon Hughes PLLC did not utilize any personnel in connection with the audit other than its full-time, permanent employees.

       The audit committee of the board of directors has appointed Dixon Hughes PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2009. A representative of Dixon Hughes PLLC is expected to be present at the annual meeting and will be available to respond to appropriate questions and afforded an opportunity to make a statement.

       Policy for Approval of Audit and Non-Audit Services. Before we engage an accountant for any audit or permissible non-audit service, we are required to obtain the approval of our audit committee. In determining whether to approve a particular audit or permitted non-audit service, our audit committee considers, among other things, whether such service is consistent with maintaining the independence of the independent public accountant. Our audit committee also considers whether the independent accountant is best positioned to provide the most effective and efficient services to us and whether the service might be expected to enhance our ability to manage or control risk or improve audit quality. All audit fees, audit-related fees, tax fees, and all other fees for 2008 and 2007 were pre-approved by the audit committee.

                             ADDITIONAL INFORMATION

       A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, including the financial statements and schedules thereto, as filed with the SEC (without exhibits) will be furnished on written request and by first class mail or other equally prompt means within one business day of receipt of such request, without charge to any of our shareholders. Such requests should be addressed to Wanda J. Blow, Corporate Secretary, Four Oaks Fincorp, Inc., P.O. Box 309, Four Oaks, North Carolina 27524 ((919) 963-2177).

           SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

       Any proposals that shareholders intend to present for a vote of shareholders at the 2010 Annual Meeting of Shareholders, and that such shareholders desire to have included in our proxy statement and form of proxy relating to that meeting, must be sent to our principal executive office, marked to the attention of Ayden R. Lee, Jr., and received at such office on or before December 7, 2009 (120 calendar days prior to the anniversary of the date of this proxy statement). Proposals received after December 7, 2009 will not be considered for inclusion in our proxy materials for our 2010 annual meeting. A determination as to whether we will oppose inclusion of any proposal in our proxy statement and form of proxy will be made on a case-by-case basis in accordance with our judgment and the rules and regulations promulgated by the SEC.

       In addition, if a shareholder intends to present a matter for a vote at the 2010 annual meeting, other than by submitting a proposal for inclusion in our proxy statement for that meeting, the shareholder must give timely notice in accordance with SEC rules. To be timely, a shareholder's notice must be sent to our principal executive office, marked to the attention of Ayden R. Lee, Jr., and received at such office on or before February 20, 2010 (45 calendar days prior to the anniversary of the mailing date of this proxy statement). Such notice should set forth: (i) as to each matter the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; and (ii) the name and record address of the shareholder, the class and number of shares of our capital stock that is beneficially owned by the shareholder, and any material interest of the shareholder in such business. For notices that are not timely filed, we retain discretion to vote proxies we receive. For notices that are timely filed, we retain discretion to vote proxies we receive provided:
(a) we include in our proxy statement advice on the nature of the proposal and how we intend to exercise our voting discretion; and (b) the proponent fails to
(x) provide us with a written statement, on or before February 20, 2010, that the proponent intends to deliver a proxy statement and form of proxy to holders of at least the percentage of our voting shares required under applicable law to carry the proposal, (y) include the same statement in its proxy materials filed with the SEC, and (z) immediately after soliciting the percentage of shareholders required to carry the proposal, provide us with a statement from any solicitor, or other person with knowledge, that the necessary steps have been taken to deliver a proxy statement and form of proxy to holders of such percentage of shares.

                     OTHER MATTERS; DISCRETIONARY AUTHORITY

       As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the annual meeting: (i) matters for which we did not receive timely notice; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee is named in this proxy statement and such nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this proxy statement and the form of proxy pursuant to Rule 14a-8 or Rule 14a-9 under the Exchange Act; and (v) matters incidental to the conduct of the annual meeting. If any such matters come before the annual meeting, the proxy agents named in the accompanying proxy card will vote in accordance with their judgment.

       All shareholders are encouraged to sign, date, and return their proxy submitted with this proxy statement as soon as possible in the envelope provided. If a shareholder attends the annual meeting, then he or she may revoke his or her proxy and vote in person.

                  REQUESTS FOR DIRECTIONS TO OUR ANNUAL MEETING

       The 2009 Annual Meeting of Shareholders will be held in the cafeteria of Four Oaks Elementary School, located at 180 West Hatcher Street, Four Oaks, North Carolina, on Monday, May 11, 2009, at 7:00 p.m., local time. Requests for directions to the meeting location may be directed to Wanda J. Blow, Corporate Secretary, Four Oaks Fincorp, Inc., P.O. Box 309, Four Oaks, North Carolina 27524 ((919) 963-2177).


                                         By Order of the Board of Directors
                                         April 6, 2009
                                         Ayden R. Lee, Jr.
                                         Chairman, Chief Executive Officer,
                                         and President

                                   Appendix A
                                   ----------

                                 REVOCABLE PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                             FOUR OAKS FINCORP, INC.
                  FOR THE 2009 ANNUAL MEETING OF SHAREHOLDERS.

       The undersigned hereby appoints Ayden R. Lee, Jr. and Dr. R. Max Raynor, Jr. as proxies, each with the full power of substitution to represent the undersigned and to vote all of the shares of stock in Four Oaks Fincorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said Company to be held in the cafeteria of Four Oaks Elementary School, located at 180 W. Hatcher Street, Four Oaks, North Carolina on Monday, May 11, 2009 at 7:00 p.m., and any adjournments thereof (1) as hereinafter specified upon the proposals listed below as more particularly described in the Company's proxy statement, receipt of which is hereby acknowledged; and (2) in their discretion upon such other matters as may properly come before the meeting and any adjournments thereof. In order to vote for the proposals, place an X in the appropriate box provided on the reverse side. The Board recommends a vote "FOR" proposal #1 and "AGAINST" proposal #2 listed on the reverse side.



PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE.
       (Continued, and to be marked, dated and signed, on the other side)


                              FOLD AND DETACH HERE
       ------------------------------------------------------------------


             FOUR OAKS FINCORP, INC. -- ANNUAL MEETING, MAY 11, 2009

                             YOUR VOTE IS IMPORTANT!

               Annual Meeting Materials are available on-line at:
                          http://www.cfpproxy.com/5662


                       You can vote in one of three ways:

     1. Call toll free 1-866-265-2185 on a Touch-Tone Phone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or
                                       --

     2. Via the Internet at https://www.proxyvotenow.com/fofn and follow the instructions.

                                       or
                                       --

     3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.


PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS



                                 Revocable Proxy
                             FOUR OAKS FINCORP, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 11, 2009


1.   To elect the following nominees as directors of a one year term

          [ ] For         [ ] Withhold       [ ] For All
                                 All             Except

     Nominees:
     (01) Ayden R. Lee, Jr.
     (02) William J. Edwards
     (03) Paula Canaday Bowman
     (04) Dr. R. Max Raynor, Jr.
     (05) Percy Y. Lee
     (06) Warren L. Grimes
     (07) Michael A. Weeks
     (08) John W. Bullard

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S) WRITE THAT NOMINEE(S) NAME ON THE LINE PROVIDED BELOW.

-------------------------------------------


2.   Shareholder proposal to stop awarding stock options

[  ]     FOR

[  ]     AGAINST

[  ]     Abstain to vote

THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" PROPOSAL #1 AND "AGAINST" PROPOSAL #2, AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.

NOTE: Please sign your name exactly as it appears on this card. When signing for a corporation or partnership, or as agent, attorney, trustee, executor, administrator, or guardian, please indicate the capacity in which you are signing. In the case of joint tenants, each joint owner must sign.

Please be sure to date and sign
this proxy card in the box below.         Date __________________


         ---------------------------------------
                  Shareholder sign above



***IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW ***
--------------------------------------------------------------------------------

                 FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

--------------------------------------------------------------------------------
                            PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:
1. By Mail; or
2. By Telephone (using a Touch-Tone Phone); or
3. By Internet.
A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy card. Please note that telephone and Internet votes must be cast prior to 3 a.m., May 11, 2009. It is not necessary to return this proxy card if you vote by telephone or Internet.


--------------------------------------------------------------------------------



Vote by Telephone

Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., May 11, 2009:
     1-866-265-2185

--------------------------------------------------------------------------------

Vote by Internet

     anytime prior to 3 a.m., May 11, 2009, go to https://www.proxyvotenow.com/fofn

--------------------------------------------------------------------------------


     Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

ON-LINE ANNUAL MEETING MATERIALS: http://www.cfpproxy.com/5662

                            Your vote is important!      Control Number ________